UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Trex Company, Inc.

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TREX COMPANY, INC.

160 Exeter Drive

Winchester, Virginia 22603-8605

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 1, 2013

To our stockholders:

Notice is hereby given that the 2013 annual meeting of stockholders of Trex Company, Inc. will be held at The George Washington Grand Hotel, 103 East Piccadilly Street, Winchester, Virginia, on Wednesday, May 1, 2013, at 9:00 a.m., local time, for the following purposes:

1.	to elect three directors of Trex Company;

2.	to approve the compensation of our named executive officers;

3.	to approve the material terms for performance-based equity awards under the Trex Company, Inc. 2005 Stock Incentive Plan to qualify such awards as performance-based compensation under Section 162(m) of the Internal Revenue Code;

4.	to ratify the appointment of Ernst & Young LLP as Trex Company’s independent registered public accounting firm for the 2013 fiscal year; and

5.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 4, 2013 will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend this meeting.

We have elected to adopt the Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing a Notice Regarding the Availability of Proxy Materials (the “Notice of Availability”) to our stockholders instead of a paper copy of this proxy statement and our 2012 Annual Report. The Notice of Availability contains instructions on how to access and review those documents over the Internet. We believe that this process will allow us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. Stockholders who receive a Notice of Availability by mail and would like to receive a printed copy of our proxy materials, should follow the instructions for requesting such materials included on the Notice of Availability.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. To vote, please complete and return your proxy card, or vote by telephone or via the Internet by following the instructions on your Notice of Availability. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

William R. Gupp

Chief Administrative Officer, General

Counsel and Secretary

Dated: March 22, 2013

TREX COMPANY, INC.

160 Exeter Drive

Winchester, Virginia 22603-8605

Annual Meeting of Stockholders

May 1, 2013

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Trex Company, Inc. (“the Company”) for use at the Company’s 2013 annual meeting of stockholders to be held at The George Washington Grand Hotel, 103 East Piccadilly Street, Winchester, Virginia, on Wednesday, May 1, 2013, at 9:00 a.m., local time. The purpose of the annual meeting and the matters to be acted upon are set forth in the accompanying notice of annual meeting.

Record Date and Voting Securities

Only stockholders of record at the close of business on March 4, 2013, the record date for the annual meeting (the “record date”), will be entitled to notice of and to vote at the annual meeting. As of the record date, we had 17,185,408 shares of common stock outstanding, which are our only securities entitled to vote at the annual meeting. Each share of common stock is entitled to one vote.

A list of stockholders entitled to vote at the annual meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days before the meeting at the Company’s offices at 160 Exeter Drive, Winchester, Virginia, and at the time and place of the meeting during the whole time of the meeting.

Electronic Notice and Mailing

Notice of the Company’s annual meeting was mailed on or about March 22, 2013 to all stockholders as of the record date.

Those stockholders entitled to vote may vote their shares via the Proxy Card, or via the Internet, telephone or mail, following the instructions printed on the Notice of Availability.

Stockholders who receive a Notice of Availability and would like to receive a printed copy of our proxy materials should follow the instructions for requesting such materials included in the Notice of Availability.

From the date of the mailing of the Notice of Availability until the conclusion of the annual meeting, all of the proxy materials will be accessible on the Company’s web site at www.trex.com/2013proxy.

Revocability of Proxies

Stockholders who execute proxies may revoke them by giving written notice to our Corporate Secretary any time before such proxies are voted. Attendance at the annual meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the annual meeting at any time prior to the voting of the proxy at the annual meeting.

Other Matters

The Board does not know of any matter that is expected to be presented for consideration at the annual meeting, other than the election of directors, a stockholder advisory vote on the compensation of our named executive officers, the approval of material terms for performance-based equity awards under the Trex Company, Inc. 2005 Stock Incentive Plan to qualify such awards as performance-based compensation under Section 162(m) of the Internal Revenue Code, and ratification of the appointment of our independent registered public accounting firm for the current fiscal year. However, if other matters properly come before the annual meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

Solicitation Expenses

We will bear the cost of the annual meeting and the cost of soliciting proxies, including the cost of mailing any proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and we will reimburse them for their expenses. In addition, we have retained Broadridge Financial Solutions, Inc., or Broadridge, to assist in the mailing, collection, and administration of the proxy.

The annual report to stockholders and the 2012 Annual Report on Form 10-K are not proxy soliciting materials.

Voting Procedures; Abstentions; Broker Voting

All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by our Board intend to vote:

•	FOR the nominees for election of our directors listed herein;

•	FOR approval of the compensation of our named executive officers;

•

FOR approval of material terms for performance-based equity awards under the Trex Company, Inc. 2005 Stock Incentive Plan to qualify such awards as performance-based compensation under Section 162(m) of the Internal Revenue Code; and

•	FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

A majority of the outstanding shares of common stock entitled to vote on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting and any adjournment or postponement thereof. Abstentions and broker non-votes (which occur with respect to any proposal when a broker holds shares of a customer in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given) will be counted as present or represented for purposes of establishing a quorum for the transaction of business.

Abstentions and broker non-votes will have no effect on the election of directors, which is by plurality of the votes cast in person or by proxy. Brokers may vote their shares in favor of directors so long as they have voting instructions from the beneficial owners of the shares.

Approval of the compensation of our named executive officers and the approval of material terms for performance-based equity awards under the Trex Company, Inc. 2005 Stock Incentive Plan to qualify such awards as performance-based compensation under Section 162(m) of the Internal Revenue Code require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the matter at the annual meeting. Abstentions from voting on these proposals will have the same effect as a vote against these proposals. Brokers may vote their shares on these proposals so long as they have voting instructions from the beneficial owners of the shares. Broker non-votes will not be treated as votes cast on these matters, and therefore will not have any effect on determining the outcome. As disclosed later in this proxy statement, the vote on approval of the compensation of our named executive officers is advisory, and therefore not binding on the Company, the Compensation Committee or our Board.

Approval of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the matter at the annual meeting. Abstentions from voting on this proposal will have the same effect as a vote against this proposal. Broker non-votes will not be treated as votes cast on this matter, and therefore will not have any effect on determining the outcome.

EXECUTIVE OFFICERS

See “Executive Officers and Directors” in Part I, Item 1 of our Report on Form 10-K for the information about our executive officers, which is incorporated herein by reference.

SECURITY OWNERSHIP

The following table presents, as of March 4, 2013, information based upon the Company’s records and filings with the SEC regarding beneficial ownership of its common stock by the following persons:

•	each person known to the Company to be the beneficial owner of more than 5% of the common stock;

•	each director and each nominee to the Board;

•	each executive officer of the Company named in the Summary Compensation Table following the Compensation Discussion and Analysis section of this proxy statement; and

•	all directors and executive officers of the Company as a group.

As of March 4, 2013, there were 17,185,408 shares of common stock outstanding.

The following information has been presented in accordance with SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership of a class of capital stock as of any date includes any shares of such class as to which a person, directly or indirectly, has or shares voting power or investment power as of such date and also any shares as to which a person has the right to acquire such voting or investment power as of or within 60 days after such date through the exercise of any stock option, warrant or other right, without regard to whether such right expires before the end of such 60-day period or continues thereafter. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be the beneficial owners of such securities.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)(1)
BlackRock, Inc. (2) 40 East 52nd Street New York, New York 10022	1,318,934	7.7
Barrow, Hanley, Mewhinney & Strauss, LLC (3) 2200 Ross Avenue, 31st Floor Dallas, TX 75201-2761	1,276,375	7.4
Westwood Management Corp (4) 200 Crescent Court, Suite 1200 Dallas, TX 75201	1,062,381	6.2
Investco Ltd. (5) 1555 Peachtree Street NE Atlanta, GA 30309	876,787	5.1
JPMorgan Chase & Co. (6) 270 Park Ave. New York, NY 10017	875,050	5.1
Ronald W. Kaplan (7)	296,734	1.7
F. Timothy Reese (8)	99,954	*
William R. Gupp (9)	97,129	*
James E. Cline (10)	89,922	*
Patricia B. Robinson (11)	27,434	*
Frank H. Merlotti, Jr. (12)	22,069	*
Richard E. Posey (13)	15,933	*
William F. Andrews (14)	15,238	*
Jay M. Gratz (15)	12,980	*
Paul A. Brunner (16)	3,560	*
Michael F. Golden (17)	2,355	*
All directors and executive officers as a group (14 persons) (18)	700,689	3.9

*	Less than 1%.

(1)

The percentage of beneficial ownership as to any person as of March 4, 2013 is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after March 4, 2013, by the sum of the number of shares outstanding as of March 4, 2013 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after March 4, 2013. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, the Company believes that the beneficial owners of the Company’s common stock listed in the table have sole voting and investment power with respect to the shares shown.

(2)	The information concerning BlackRock, Inc. is based on a Schedule 13G filed with the SEC on February 8, 2013, in which the reporting person reports that it has sole voting power and sole dispositive power with respect to all of the shares shown.

(3)	The information concerning Barrow, Hanley, Mewhinney & Strauss, LLC is based on a Schedule 13G filed with the SEC on February 11, 2013, in which the reporting person reports that it has sole voting power with respect to 654,585 of the shares shown, shared voting power with respect to 621,790 of the shares shown, and sole dispositive power with respect to all of the shares shown.

(4)	The information concerning Westwood Management Corp. is based on a Schedule 13G filed with the SEC on February 12, 2013, in which the reporting person reports that it has sole voting power with respect to 952,858 of the shares shown, shared voting power with respect to 24,123 of the shares shown, and sole dispositive power with respect to all of the shares shown.

(5)	The information concerning Investco Ltd. is based on a Schedule 13G filed with the SEC on February 13, 2013, in which the reporting person reports that it has sole voting power with respect to 750,096 of the shares shown, and sole dispositive power with respect to all of the shares shown.

(6)	The information concerning JPMorgan Chase & Co. is based on a Schedule 13G filed with the SEC on February 1, 2013, in which the reporting person reports that it has sole voting power with respect to 832,755 of the shares shown, shared voting power with respect to 15 of the shares shown, sole dispositive power with respect to 873,657 of the shares shown and shared dispositive power with respect to 1,393 of the shares shown.

(7)	The shares of common stock shown as beneficially owned by Mr. Kaplan include 187,191 stock appreciation rights he has the right to exercise as of or within 60 days after March 4, 2013.

(8)	The shares of common stock shown as beneficially owned by Mr. Reese include 57,146 stock appreciation rights he has the right to exercise as of or within 60 days after March 4, 2013.

(9)	The shares of common stock shown as beneficially owned by Mr. Gupp include 7,941 shares of common stock that Mr. Gupp has the right to purchase pursuant to the exercise of stock options, and 48,067 stock appreciation rights he has the right to exercise, as of or within 60 days after March 4, 2013.

(10)	The shares of common stock shown as beneficially owned by Mr. Cline include 36,002 stock appreciation rights he has the right to exercise as of or within 60 days after March 4, 2013.

(11)	The shares of common stock shown as beneficially owned by Ms. Robinson include 5,718 shares of common stock that Ms. Robinson has the right to purchase pursuant to the exercise of stock options, and 20,478 stock appreciation rights he has the right to exercise, as of or within 60 days after March 4, 2013.

(12)	The shares of common stock shown as beneficially owned by Mr. Merlotti include 20,831 stock appreciation rights he has the right to exercise as of or within 60 days after March 4, 2013.

(13)	The shares of common stock shown as beneficially owned by Mr. Posey include 13,690 stock appreciation rights he has the right to exercise as of or within 60 days after March 4, 2013.

(14)	The shares of common stock shown as beneficially owned by Mr. Andrews include 2,000 shares of common stock that Mr. Andrews has the right to purchase pursuant to the exercise of stock options as of or within 60 days after March 4, 2013.

(15)	The shares of common stock shown as beneficially owned by Mr. Gratz include 11,742 stock appreciation rights he has the right to exercise as of or within 60 days after March 4, 2013.

(16)	The shares of common stock shown as beneficially owned by Mr. Brunner include 2,322 shares of common stock that Mr. Brunner has the right to purchase pursuant to the exercise of stock options as of or within 60 days after March 4, 2013.

(17)	The shares of common stock shown as beneficially owned by Mr. Golden include 2,355 stock appreciation rights he has the right to exercise as of or within 60 days after March 4, 2013.

(18)

The shares of common stock shown as beneficially owned by all directors and executive officers as a group include a total of 17,981 shares of common stock that they have the right to purchase pursuant to the exercise of stock options, and 402,216 stock appreciation rights they have the right to exercise, as of or within 60 days after March 4, 2013.

ELECTION OF DIRECTORS

(Proposal 1)

Nominees for Election as Directors

The Company’s certificate of incorporation provides that the Board is to be divided into three classes of directors, with the classes to be as nearly equal in number as possible. The current terms of office of the three current classes of directors expire at this annual meeting, at the annual meeting of stockholders in 2014 and at the annual meeting of stockholders in 2015, respectively. Upon the expiration of the term of office of each class, the nominees for such class will be elected for a term of three years to succeed the directors whose terms of office expire.

In accordance with the recommendation of the Nominating/Corporate Governance Committee, Paul A. Brunner, Michael F. Golden and Richard E. Posey have been nominated by the Board for election to the class with a three-year term that will expire at the annual meeting of stockholders in 2016. These nominees are incumbent directors. Mr. Brunner has served on the Board since his appointment as a director in February 2003. Mr. Golden has served on the Board since his appointment as a director in February 2013. Mr. Posey has served on the Board since his appointment as a director in May 2009.

On February 12, 2013, William F. Andrews, whose current term of service on the Board expires on the date of this annual meeting, informed the Board of his decision not to stand for re-election. The number of authorized directors of the Company is currently set at eight. Immediately following the annual meeting, as a result of Mr. Andrew’s decision not to stand for re-election, the number of authorized directors will be reduced to seven.

Approval of Nominees

Approval of the nominees requires the affirmative vote of a plurality of the votes cast at the annual meeting. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy FOR the election of each of the nominees. If any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy intend to vote for the election of such substitute nominee for director as the Board may recommend. It is not anticipated that any of the nominees will be unable or unwilling to serve as a director.

The Board unanimously recommends that the stockholders of the Company vote FOR the election of the nominees to serve as directors.

Information About Nominees and Continuing Directors

Biographical information concerning each of the nominees and each of the directors continuing in office is presented below.

Nominees for Election for Three-Year Terms

Name	Age	Director Since
Paul A. Brunner	77	2003
Michael F. Golden	59	2013
Richard E. Posey	66	2009

Paul A. Brunner is President and Chief Executive Officer of Spring Capital Inc., a merchant bank, which he founded in 1985. From 1982 to 1985, Mr. Brunner served as President and Chief Executive Officer of U.S. Operations of Asea-Brown Boveri, a multi-national Swiss manufacturer of high technology products. In 1967, he joined Crouse Hinds Company, a manufacturer of electronics and electronic equipment, and through 1982 held various positions with that company, including President and Chief Operating Officer, Executive Vice President of Operations, Vice President of Finance and Treasurer, and Director of Mergers and Acquisitions. Mr. Brunner served as a director of Johnson Controls, Inc. from 1983 through 2007, and as Chairman of its Audit Committee from 1989 to 2005. From 1959 to 1967, he worked for Coopers & Lybrand, an international accounting firm, as an audit supervisor. Mr. Brunner is a Certified Public Accountant. He received a B.S. degree in accounting from the University of Buenos Aires and an M.B.A. degree in management from Syracuse University.

Mr. Brunner was nominated by the Nominating/Corporate Governance Committee in 2003 and renominated this year specifically due to his professional experience as a Certified Public Accountant and his past involvement as Chairman of Johnson Controls, Inc.’s Audit Committee. In addition, the Committee believed he would benefit the Board in serving as Chairman of the Audit Committee.

Michael F. Golden currently serves as Co-Vice Chairman of the Board of Directors of Smith and Wesson Holding Corporation, a manufacturer of firearms and firearms-related products and accessories, and served as President and Chief Executive Officer of such company from December 2004 until his retirement in September 2011. Mr. Golden was employed in various executive positions with the Kohler Company, which manufactures kitchen and bath plumbing fixtures, furniture, tile, engines, and generators, and operates resorts, from February 2002 until December 2004, with his most recent position being the President of its Cabinetry Division. Mr. Golden was the President of Sales for the Industrial/Construction Group of the Stanley Works Company, which manufactures tools and hardware, from 1999 until 2002; Vice President of Sales for Kohler’s North American Plumbing Group from 1996 until 1998; and Vice President, Sales and Marketing for a division of The Black & Decker Corporation, which manufactures tools and hardware, where he was employed from 1981 until 1996. Mr. Golden also serves on the Board of Directors of Infinity Resources Holding Company. He received a B.S. degree in Marketing from Pennsylvania State University and a M.B.A. degree from Emory University.

Mr. Golden was appointed by the Board, upon recommendation of the Nominating/Corporate Governance Committee, on February 12, 2013, specifically because the Committee felt it was important to find and include an additional member with experience as a chief executive officer and experience in growing branded consumer products companies.

Richard E. Posey served as President and Chief Executive Officer of Moen Incorporated, a manufacturer of faucets, for six years before retiring in 2007. Prior to joining Moen, Mr. Posey was President and Chief Executive Officer of Hamilton Beach / Proctor Silex, Inc., a manufacturer of small kitchen appliances, for five years. Mr. Posey began his career at S.C. Johnson & Son, a supplier of cleaning and other household products, where for 22 years he served in a series of increasingly responsible management positions, both overseas and in the U.S., culminating with Executive Vice President, Consumer Products, North America. Mr. Posey is a Founding Trustee, Virginia Commonwealth University School of Engineering Foundation. He received a B.A. degree in English from The University of Southern California and an M.B.A. degree from The University of Michigan.

Mr. Posey was appointed by the Board, upon recommendation of the Nominating/Corporate Governance Committee, on May 6, 2009, specifically because the Committee felt it was important to find and include a member with consumer product experience. Mr. Posey was primarily chosen due to his professional experience as a chief executive of a number of consumer product companies, and his experience in sales and marketing of consumer products.

Directors Whose Terms Expire in 2014

Name	Age	Director Since
Jay M. Gratz	60	2007
Ronald W. Kaplan	61	2008

Jay M. Gratz has served as the Chief Financial Officer of VisTracks, Inc., an application enabling platform service provider, since March 2010, and a director of such company since April 2010. Mr. Gratz was a partner in Tatum LLC, a national executive services and consulting firm that focuses on the needs of the Office of the CFO between February 2010 and March 2010. From October 2007 through February 2010, Mr. Gratz was an independent consultant. From 1999 through October 2007, Mr. Gratz served as Executive Vice President and Chief Financial Officer of Ryerson Inc., a metals processor and distributor, and as President of Ryerson Coil Processing Division from November 2001 until October 2007. Mr. Gratz served as Vice President and Chief Financial Officer of Inland Steel Industries, a steel company, from 1994 through 1998, and served in various other positions, including Vice President of Finance, within that company since 1975. Mr. Gratz is a Certified Public Accountant. He received a B.A. degree in economics from State University of New York in Buffalo and an M.B.A. degree from Northwestern University Kellogg Graduate School of Management.

Mr. Gratz was nominated by the Nominating/Corporate Governance Committee in 2007 specifically because the Committee felt it was important to find a member with extensive financial experience. Mr. Gratz was nominated by the Committee because he was a Certified Public Accountant, a chief financial officer of another respected public company, and had experience dealing with a wide-range of financial issues that the Committee felt would be beneficial to the Company. Mr. Gratz was also chosen because the Committee believed that Mr. Gratz could potentially serve as Chairman of the Audit Committee in the future.

Ronald W. Kaplan has served as Chairman, President and Chief Executive Officer of the Company since May 2010. From January 2008 to May 2010, Mr. Kaplan served as President and Chief Executive Officer of the Company. From February 2006 through December 2007, Mr. Kaplan served as Chief Executive Officer of Continental Global Group, Inc., a manufacturer of bulk material handling systems. For 26 years prior to this, he was employed by Harsco Corporation, an international industrial services and products company, at which he served in a number of capacities, including as Senior Vice President-Operations, and, from 1994 through 2005, as President of Harsco’s Gas Technologies Group, which manufactures containment and control equipment for the global gas industry. He received a B.A. in economics from Alfred University and an M.B.A. degree from the Wharton School of Business, University of Pennsylvania.

Mr. Kaplan was hired by the Company in January 2008 as its President and Chief Executive Officer. The Nominating/Corporate Governance Committee believed that the Board would greatly benefit from someone with extensive manufacturing experience and believed that the Chief Executive Officer of the Company should serve on the Board. Therefore, Mr. Kaplan was nominated by the Nominating/Corporate Governance Committee in 2008 due to his professional experience as a chief executive of a number of manufacturing companies, including leading companies through financial and operational “turnarounds”, which the Committee felt was important experience for the Company at that time.

Directors Whose Terms Expire in 2015

Name	Age	Director Since
Frank H. Merlotti, Jr.	62	2006
Patricia B. Robinson	60	2000

Frank H. Merlotti, Jr. has served as President of the Coalesse business unit of Steelcase, Inc., a manufacturer of office furniture and furniture systems, since October 2006, and as President of Steelcase North America from September 2002 through September 2006. Mr. Merlotti served as President and Chief Executive Officer of G&T Industries, a manufacturer and distributor of fabricated foam and soft-surface materials for the marine, office furniture and commercial building industries, from August 1999 to September 2002. From 1991 through 1999, Mr. Merlotti served as President and Chief Executive Officer of Metropolitan Furniture Company, a Steelcase Design Partnership company. From 1985 through 1999, Mr. Merlotti served as General Manager of the Business Furniture Division of G&T Industries.

Mr. Merlotti was nominated by the Nominating/Corporate Governance Committee in 2006 due to his professional experience as a chief executive of a consumer product company, and his experience in sales and marketing of consumer products.

Patricia B. Robinson has been an independent consultant since 1999. From 1977 to 1998, Ms. Robinson served in a variety of positions with Mead Corporation, a forest products company, including President of Mead School and Office Products, Vice President of Corporate Strategy and Planning, President of Gilbert Paper, Plant Manager of a specialty machinery facility and Product Manager for new packaging product introductions. She received a B.A. degree in economics from Duke University and an M.B.A. degree from the Darden School at the University of Virginia.

Ms. Robinson was nominated by the Nominating/Corporate Governance Committee in 2000 as one of the first outside independent directors of the Company due to her professional experience as a President of a consumer products company and her experience with strategic planning and new product introductions.

As previously reported, commencing on July 8, 2005, two lawsuits, both of which sought certification as a class action, were filed in the United States District Court for the Western District of Virginia naming as defendants the Company, Robert G. Matheny, a director and the former Chairman and Chief Executive Officer, and Paul D. Fletcher, the former Senior Vice President and Chief Financial Officer. Following agreement by the plaintiffs and the defendants that the two lawsuits should be consolidated, the plaintiffs filed a consolidated class action complaint. The complaints principally alleged that the Company, Mr. Matheny and Mr. Fletcher violated Sections 10(b) and 20(a) of and Rule 10b-5 under the Securities Exchange Act of 1934 by, among other things, making false and misleading public statements concerning the Company’s operating and financial results and expectations. The complaints also alleged that certain directors of the Company sold shares of the Company’s common stock at artificially inflated prices. On October 6, 2006, the District Court granted the Company’s Motion to Dismiss the claim. Two separate derivative lawsuits were filed in the United States District Court for the Western District of Virginia on or about August 5, 2005 naming as defendants Mr. Matheny, Mr. Fletcher, and each of the directors of the Company. The filed complaints were based upon the same factual allegations as the complaints in the class action lawsuits, and alleged that the directors and Mr. Fletcher breached their fiduciary duties by permitting the Company to issue false and misleading public statements concerning the Company’s operating and financial results, and also alleged that directors of the Company sold shares of the Company’s common stock at artificially inflated prices. On December 22, 2005, the two derivative actions were consolidated. On February 19, 2007, the plaintiffs signed a Stipulation of Dismissal dismissing the derivative lawsuits, and on March 26, 2007, the Court issued an Order of Dismissal.

Board of Directors and Committees of the Board of Directors

The Board currently consists of eight directors. Mr. Golden was appointed by the Board, upon recommendation of the Nominating/Corporate Governance Committee, on February 12, 2013. On February 12, 2013, William F. Andrews, whose current term of service on the Board expires on the date of this annual meeting, informed the Board of his decision not to stand for re-election. Immediately following the annual meeting, as a result of Mr. Andrew’s decision not to stand for re-election, the Board shall consist of seven members.

The Board has a standing Audit Committee, a standing Compensation Committee and a standing Nominating/Corporate Governance Committee. The Board held six meetings during the Company’s 2012 fiscal year. During 2012, each director attended at least 75% of the aggregate of the total number of meetings of the Board and of each committee of the Board on which such director served.

It is the Company’s policy that all directors should attend the annual meetings of the Company’s stockholders. All of the directors attended the annual meeting of stockholders in 2012.

The Board does not have a strict retirement age for directors. However, the Board does believe that once a director attains a certain age, the Board should carefully consider whether such director’s continued service on the Board is in the best interests of the Company. Accordingly, in December 2012, the Board amended the Company’s Corporate Governance Principles to provide that at the adjournment of each annual meeting of stockholders, any director who is then age 75 or older shall tender his or her resignation to the Board, at which time the Board may elect to either accept such resignation or request that such director continue to serve on the Board. Mr. Brunner will be age 77 if elected at this annual meeting. However, the Board has indicated to Mr. Brunner that it will not accept his resignation at the adjournment of this annual meeting and shall request that Mr. Brunner continue to serve on the Board.

Board Leadership Structure and Risk Oversight

Our board leadership structure is currently composed of a combined Chairman of the Board of Directors and Chief Executive Officer, a Lead Independent Director, an independent Audit Committee Chairman, an independent Compensation Committee Chairman, and an independent Nominating/Corporate Governance Committee Chairman. Mr. Kaplan is the Company’s President, Chief Executive Officer and Chairman of the Board, and he was hired by the Company in January 2008. Mr. Kaplan has served as President and Chief Executive Officer since January 2008, and Chairman since the retirement in May 2010 of Andrew U. Ferrari, the former Chief Executive Officer of the Company. After careful consideration and considering Mr. Kaplan’s strong leadership since he joined the Company in January 2008, the Board determined it appropriate for the Chairman and the CEO to be the same individual following Mr. Ferrari’s retirement. In making this determination, the Board also considered the relative size of the Company, the size of the Board and the fact that all remaining members of the Board are independent. The Board believes that having a combined role enhances the ability to provide insight and direction on important strategic initiatives to both management and the Board and increases the likelihood that the Company acts with a common purpose. Separating the roles would potentially result in less effective management and governance processes through undesirable duplication of work and, in worst case, lead to a blurring of the current clear lines of accountability and responsibility. The Company’s overall corporate governance policies and practices adequately address any governance concerns raised by the dual CEO and Chairman role. In addition, the Board determined that there are other members of the executive management team that are well versed in all aspects of the Company and who are familiar with the roles and responsibilities of the Chairman/CEO in the event that the Chairman/CEO is unavailable.

Mr. Gratz is the Company’s Lead Independent Director, and he is currently serving a term of two years, which ends May 2014. Mr. Gratz is an experienced former public company Executive Vice President and Chief Financial Officer. (For additional information regarding Mr. Gratz’s professional experience, please see “Proposal 1—Election of Directors”.) As our Lead Independent Director, and pursuant to the Company’s Corporate Governance Principles, the responsibilities of the Lead Independent Director may include: presiding at executive sessions of the independent directors; presiding at Board meetings in the absence of the Chairman; making recommendations and consulting with management with regard to Board meeting agendas, materials and schedules; and serving as a liaison between the independent directors and members of senior management.

Our Board also has three key committees: the Audit Committee, chaired by Mr. Brunner; the Compensation Committee, chaired by Mr. Andrews; and the Nominating/ Corporate Governance Committee, chaired by Ms. Robinson. Each of these committees plays an important role in the governance and leadership of our Board and each is chaired by an independent director with significant business experience.

The Board of Directors’ Role in Risk Oversight. Our Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to the Company and its stockholders. While the Chairman and Chief Executive Officer and other members of our senior leadership team are responsible for the day-to-day management of risk, our Board is responsible for ensuring that an appropriate culture of risk management exists within the Company and for setting the right “tone at the top,” overseeing our aggregate risk profile, and assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, legal risks, regulatory risks, and operational risks.

The Board believes that its current leadership structure best facilitates its oversight of risk by combining independent leadership, through the Lead Independent Director, independent board committees, and majority independent board composition, with an experienced Chairman and Chief Executive Officer who has intimate knowledge of our business, history, and the complex challenges we face. The Chairman and Chief Executive Officer’s in-depth understanding of these matters and involvement in the day-to-day management of the Company uniquely positions him to promptly identify and raise key business risks to the Board, call special meetings of the Board when necessary to address critical issues, and focus the Board’s attention on areas of concern. The Lead Independent Director, independent committee chairs and other directors also are experienced professionals or executives who can and do raise issues for Board consideration and review, and are not hesitant to challenge management. The Board believes there is a well-functioning and effective balance between the Lead Independent Director, non-executive independent board members and the Chairman and Chief Executive Officer, which enhances risk oversight.

The Board exercises its oversight responsibility for risk both directly and through its three standing committees. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee’s risk oversight and related activities through regular oral reports from the committee chairs, and committee meeting minutes are available for review by all directors. Strategic, operational and competitive risks also are presented and discussed at the Board’s quarterly meetings, and more often as needed. On at least an annual basis, the Board conducts a review of our long-term strategic plans and members of senior management report on our top risks and the steps management has taken or will take to mitigate these risks. In addition, at each quarterly meeting, or more often as necessary, the General Counsel updates the Board on material legal and regulatory matters. On a regular basis between Board meetings, our Chairman and Chief Executive Officer provides written reports to the Board on the critical issues we face and recent developments in each of our principal operating areas. These reports include a discussion of business risks as well as a discussion regarding enterprise risk.

The Audit Committee is responsible for reviewing the framework by which management discusses our risk profile and risk exposures with the full Board and its committees. The Audit Committee meets regularly with our Chief Financial Officer, independent auditor, internal auditor, General Counsel, and other members of senior management to discuss our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk, and key operational risks. The Audit Committee meets regularly in separate executive sessions with the independent auditor and internal auditor, as well as with committee members only, to facilitate a full and candid discussion of risk and other issues.

The Compensation Committee is responsible for overseeing human capital and compensation risks, including evaluating and assessing risks arising from our compensation policies and practices for all employees and ensuring executive compensation is aligned with performance. The Compensation Committee also is charged with monitoring our incentive and equity-based compensation plans, including employee pension and benefit plans.

The Nominating/ Corporate Governance Committee oversees risks related to our overall corporate governance, including Board and committee composition, Board size and structure, Board compensation, director independence, and our corporate governance profile and ratings. The Committee also is actively engaged in overseeing risks associated with succession planning for the Board and management.

Director Independence. The Board has affirmatively determined that all of the current directors, other than Mr. Kaplan, who is the Company’s Chairman, President and Chief Executive Officer, are “independent” of the Company within the meaning of the rules governing companies listed on the New York Stock Exchange, or “NYSE”. For a director to be “independent” under the NYSE rules, the Board must affirmatively determine that the director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

The Board has adopted the following categorical standards of independence to assist it in determining whether a director has a material relationship with the Company. The following relationships between a director and the Company will not be considered material relationships that would preclude a finding by the Board that the director is independent under the NYSE rules:

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employment of the director or the director’s immediate family member by another company that makes payments to, or receives payments from, the Company or any of its subsidiaries for property or services in an amount which, in any single fiscal year, does not exceed the greater of $1 million or 2% of such other company’s consolidated gross revenues; and

•

a relationship of the director or the director’s immediate family member with a charitable organization, as an executive officer, board member, trustee or otherwise, to which the Company or any of its subsidiaries has made charitable contributions of not more than $50,000 annually in any of the last three years.

Consistent with the NYSE rules, the Company’s corporate governance principles require the Company’s non-management directors to meet at least once each quarter without management present and, if the group of non-management directors includes any director who is not independent under NYSE rules, to meet at least once each year with only the independent directors present. During 2012, all of the Company’s non-management directors were independent under NYSE rules. The Company’s non-management directors held five executive sessions in 2012. Mr. Gratz, as Lead Independent Director, acted as presiding director for each such executive session of non-management directors, and was responsible for advising the Chairman of the Board of decisions reached, and of recommendations for action by the Board made, at each such meeting.

Audit Committee. The Audit Committee of the Board is a standing committee composed of four non-employee directors who meet the independence and expertise requirements of the NYSE listing standards. Pursuant to SEC rules, the Board has designated Paul A. Brunner as its “audit committee financial expert,” as such term is defined for purposes of Item 407 of Regulation S-K promulgated by the SEC, and is independent of management. The Audit Committee, which held six meetings during 2012, currently consists of Mr. Brunner, who is the Chairman, Mr. Gratz, Mr. Merlotti and Mr. Posey.

The Audit Committee operates under a written charter that is reviewed annually. The Audit Committee is responsible, among its other duties, for engaging, overseeing, evaluating and replacing the Company’s independent registered public accounting firm, pre-approving all audit and non-audit services by the independent registered public accounting firm, reviewing the scope of the audit plan and the results of each audit with management and the independent registered public accounting firm, reviewing the internal audit function, reviewing the adequacy of the Company’s system of internal controls over financial reporting and disclosure controls and procedures, reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC, and exercising oversight with respect to the Company’s code of conduct and ethics and other policies and procedures regarding adherence with legal requirements. The Audit Committee has the authority to retain and terminate any third-party consultants and to obtain advice and assistance from internal and external legal, accounting and other advisers. The Audit Committee is authorized to delegate its authority to subcommittees as determined to be necessary or advisable. A current version of the Audit Committee charter is available through the Company’s web site at www.trex.com.

Compensation Committee. The Compensation Committee of the Board is a standing committee composed of four non-employee directors who meet the independence requirements of the NYSE listing standards. The Compensation Committee, which held five meetings during 2012, currently consists of Mr. Andrews, who is the Chairman, Mr. Gratz, Mr. Posey and Ms. Robinson. Mr. Posey became a member of the Compensation Committee on May 2, 2012, and Mr. Merlotti, who was formerly a member of the Compensation Committee, ceased to be a member of the Compensation Committee on May 2, 2012.

The Compensation Committee operates under a written charter that is reviewed annually. Pursuant to its charter, the principal functions of the Compensation Committee are to review, determine and approve the compensation and benefits of the Company’s Chief Executive Officer, or “CEO,” and the other executive officers named in the Summary Compensation Table following the Compensation Discussion and Analysis section of this proxy statement, or “named executive officers,” as well as Vice Presidents who report directly to the CEO, and to administer the Company’s employee benefit programs, including its 2005 Stock Incentive Plan, 1999 Employee Stock Purchase Plan, annual cash incentive plan, long-term equity incentive plan and other incentive compensation plans, benefits plans and equity-based plans. The Compensation Committee has the authority to retain and terminate any third-party compensation consultant and to obtain advice and assistance from internal and external legal, accounting and other advisers. (See the Compensation Discussion and Analysis section of this proxy statement for information regarding the practices of the Compensation Committee, including the role of the executive officers and the Compensation Committee’s compensation consultant in determining or recommending the amount and form of compensation paid to the named executive officers.) The Compensation Committee is authorized to delegate its authority to subcommittees as determined to be necessary or advisable. A current version of the Compensation Committee charter is available through the Company’s web site at www.trex.com.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee of the Board is a standing committee composed of four non-employee directors who meet the independence requirements of the NYSE listing standards. The Nominating/Corporate Governance Committee, which held five meetings during 2012, currently consists of Ms. Robinson, who is the Chairman, Mr. Andrews, Mr. Brunner and Mr. Merlotti. Mr. Merlotti became a member of the Nominating/Corporate Governance Committee on May 2, 2012, and Mr. Posey, who was formerly a member of the Nominating/Corporate Governance Committee, ceased to be a member of the Nominating/Corporate Governance Committee on May 2, 2012.

The Nominating/Corporate Governance Committee operates under a written charter that is reviewed annually. The Nominating/Corporate Governance Committee is responsible for recommending candidates for election to the Board and for making recommendations to the Board regarding corporate governance matters, including Board size and membership qualifications, Board committees, corporate organization, non-employee director compensation, succession planning for officers and key executives, programs for training and development of executive-level employees, and stockholder proposals regarding these matters. The Nominating/Corporate Governance Committee has the authority to retain and terminate any search firm engaged to identify director candidates, and to obtain advice and assistance from outside counsel and any other advisors, as it deems appropriate in its sole discretion. The Nominating/Corporate Governance Committee is authorized to delegate its authority to subcommittees as determined to be necessary or advisable. A current version of the Nominating/Corporate Governance Committee charter is available through the Company’s web site at www.trex.com.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or employee of the Company or any subsidiary of the Company during 2012. There are no interlock relationships as defined in the applicable SEC rules.

Director Nominations Policy

The Board has, by resolution, adopted a director nominations policy. The purpose of the nominations policy is to set forth the process by which candidates for possible inclusion in the Company’s recommended slate of director nominees are selected. The nominations policy is administered by the Nominating/Corporate Governance Committee of the Board.

The Board does not currently prescribe any minimum qualifications for director candidates. Consistent with the criteria for the selection of directors approved by the Board, the Nominating/Corporate Governance Committee will take into account the Company’s current needs and the qualities needed for Board service, including experience and achievement in business, finance, technology or other areas relevant to the Company’s activities; reputation, ethical character and maturity of judgment; diversity of viewpoints, backgrounds and experiences; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; independence under SEC and NYSE rules; service on other boards of directors; sufficient time to devote to Board matters; ability to work effectively and collegially with other Board members; and diversity. In considering the diversity of candidates, the Committee considers an individual’s background, professional experience, education and skill, race, gender and/or national origin. In the case of incumbent directors whose terms of office are set to expire, the Nominating/Corporate Governance Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Company during their term. For those potential new director candidates who appear upon first consideration to meet the Board’s selection criteria, the Nominating/Corporate Governance Committee will conduct appropriate inquiries into their background and qualifications and, depending on the result of such inquiries, arrange for in-person meetings with the potential candidates.

The Nominating/Corporate Governance Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, Trex Company’s advisers, and executive search firms. The Committee will consider director candidates recommended by stockholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. The Nominating/Corporate Governance Committee has used in the past, and may use in the future, the services of an executive search firm to help identify candidates for directors who meet the qualifications outlined above. The search firm screens the candidates, conducts reference checks, prepares a biography of each candidate for committee review and assists in arranging interviews. In making recommendations for director nominees for the annual meeting of stockholders, the Nominating/Corporate Governance Committee will consider any written recommendations of director candidates by stockholders received by the Secretary of the Company no later than 120 days before the anniversary of the previous year’s annual meeting of stockholders. Recommendations must include the candidate’s name and contact information and a statement of the candidate’s background and qualifications, and must be mailed to Trex Company, Inc., 160 Exeter Drive, Winchester, Virginia 22603-8605, Attention: Secretary.

The nominations policy is intended to provide a flexible set of guidelines for the effective functioning of the Company’s director nominations process. The Nominating/Corporate Governance Committee intends to review the nominations policy as it considers advisable and anticipates that modifications may be necessary from time to time as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating/Corporate Governance Committee may amend the nominations policy at any time.

The Company’s bylaws provide that any stockholder wishing to nominate persons for election as directors at an annual meeting must deliver to the Secretary of the Company at the Company’s principal office in Winchester, Virginia a written notice of the stockholder’s intention to make such a nomination. The stockholder generally is required to furnish the notice no earlier than 120 days and no later than 90 days before the first anniversary of the preceding year’s annual meeting. The notice must include the following information: (1) such information regarding each proposed nominee as would be required to be disclosed under SEC rules and regulations in solicitations of proxies for the election of directors in an election contest or otherwise; (2) the written consent of each proposed nominee to serve as a director of the Company; and (3) as to the stockholder giving the notice and the beneficial owner, if any, of common stock on whose behalf the nomination is made, (a) the name and address of record of such stockholder and the name and address of such beneficial owner, (b) the class and number of shares of the Company’s capital stock that are owned beneficially and of record by such stockholder and such beneficial owner, (c) a representation that the stockholder is a holder of record of the Company’s capital stock entitled to vote at such meeting and intends to appear, in person or by proxy, at the meeting to propose such nomination, and (d) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends to (A) deliver a proxy statement or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee, or (B) otherwise solicit proxies for stockholders in support of such nomination. The Company may require any proposed nominee to furnish such other information as the Company may reasonably require to determine the eligibility of such proposed nominee to serve as a director of Trex Company.

Communications with the Board of Directors

The Board welcomes communications from its stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may communicate any concerns they may have about the Company directly and confidentially to the full Board, to the non-management directors as a group, or to any individual director, at the following address: Trex Company, Inc., 160 Exeter Drive, Winchester, Virginia 22603-8605, Attention: Secretary. A stockholder or other interested party may also call the Company’s governance hotline at 1-800-719-4916. An independent third-party vendor maintains the Company’s governance hotline, and all calls are forwarded to the Chairman of the Audit Committee, the Company’s Secretary and the Company’s Chief Financial Officer. To maintain the caller’s anonymity, calls are passed through proprietary filters to “mask” the caller’s voice and the originating phone number is removed from the associated audio file. A caller wishing to be identified may indicate his or her name in the message. If the caller wishes to submit relevant documents, the documents should be mailed to the following address: Trex Company, Inc., 160 Exeter Drive, Winchester, Virginia 22603-8605, Attention: Secretary. The Company’s Secretary will review and forward all stockholder communications and other communications from interested parties to the intended recipient, except for those communications that are outside the scope of Board matters or duplicative of other communications by the applicable person.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than 10% of the Company’s common stock to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The reporting persons are required by rules of the SEC to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Section 16(a) reports furnished to the Company for fiscal 2012 or written representations that no other reports were required, the Company believes that the foregoing reporting persons complied with all filing requirements for fiscal 2012.

Availability of Corporate Governance Principles, Code of Conduct and Ethics, and Committee Charters

The Company makes available on its web site at www.trex.com and in paper form without charge, copies of its corporate governance principles, its code of conduct and ethics, and the charters of each standing committee of its Board. Requests for copies of these documents should be directed to Trex Company, Inc., 160 Exeter Drive, Winchester, Virginia 22603-8605, Attention: Secretary.

Director Compensation

Non-employee directors of the Company receive cash and stock-based compensation under the Trex Company, Inc. Amended and Restated 1999 Incentive Plan for Outside Directors, or “Outside Director Plan.” The Outside Director Plan is administered by the Nominating/Corporate Governance Committee. All stock-based grants awarded as compensation to non-employee directors are issued under the Trex Company, Inc. 2005 Stock Incentive Plan, or “2005 Stock Incentive Plan,” which was approved by stockholders at the Company’s 2005 annual meeting.

The Nominating/Corporate Governance Committee is responsible for making recommendations to the Board regarding non-employee director compensation. In accordance with this authority, the Nominating/Corporate Governance Committee utilized the Compensation Committee’s compensation consultant, Hay Group, in 2012 to advise the Nominating/Corporate Governance Committee on matters related to director compensation. Hay Group’s engagement with the Company does not create any conflicts of interest with any of Hay Group’s existing or former clients.

The Company’s director compensation program was reviewed by Hay Group in 2012, and such review indicated that the non-employee directors’ total annual compensation (consisting of cash and stock-based compensation) was approximately at the 25th percentile of the Company’s peer group. (See discussion of our peer group under the “Benchmarking” section of Compensation Discussion and Analysis under “How do we determine executive pay.”) Based upon the Nominating/Corporate Governance’s desire to have director compensation approximate the median of its peer group, Hay Group provided pay level and pay structure alternatives for the Committee’s consideration. Based on Hay Group’s analysis, the Board approved certain modifications to the Outside Director Plan in July 2012. Such modifications were as follows:

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The annual fee for service on the Board was increased from $27,500 to $40,000. The provision for meeting fees of $1,000 for each Board meeting held personally and $500 for each Board meeting held telephonically was deleted. The annual fee for any non-employee director serving as Chairman of the Board was increased from $54,000 to $70,000 (which is paid in lieu of the $40,000 otherwise payable).

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The annual equity award for service on the Board was increased from a total value of $30,000, split evenly between restricted shares and stock appreciation rights, or “SARs”, or stock options, to $55,000, to be comprised entirely of restricted shares. The provision that any non-employee director serving as Chairman of the Board would receive $25,361 in cash in lieu of the equity grant was deleted.

•

The annual fee for membership on the Audit Committee was increased from $6,500 to $7,500, the annual fee for membership on the Compensation Committee was increased from $4,000 to $5,000, and the annual fee for membership on the Nominating and Corporate Governance Committee was increased from $3,500 to $5,000. The provision for meeting fees of $1,000 for each Committee meeting held personally and $500 for each Committee meeting held telephonically, in each case not held in conjunction with a Board meeting, was deleted.

•	The initial equity grant to directors when first elected to the Board, comprised of SARs or stock options, was increased from $28,800 to $55,000.

As a result of these modifications, the elements of the non-employee director compensation package under the Outside Director Plan are as follows:

•	Upon initial appointment to the Board, non-employee directors receive awards of SARs or stock options valued at $55,000 (based on the Black-Scholes valuation model of the Company’s shares).

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For service on the Board, each non-employee director receives an annual fee of $40,000, and an annual award of restricted shares valued at $55,000 based upon the closing market price of the Company stock on the day of the grant. Any non-employee director who serves as Chairman of the Board will receive $70,000, in lieu of the $40,000 annual fee. Any director serving as Lead Independent Director will receive an additional $12,500.

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The chairman of the Audit Committee receives an annual committee fee of $12,500, and the chairman of the Compensation Committee and the Nominating/Corporate Governance Committee each receive an annual committee fee of $7,500.

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Each member of the Audit Committee (other than the chairman) receives an annual committee fee of $7,500, and each member of the Compensation Committee and the Nominating/Corporate Governance Committee (other than the respective chairman) receives an annual committee fee of $5,000.

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The $40,000 annual director fee and the annual committee fees are paid in four equal quarterly installments in arrears on the first business day following each quarter of the fiscal year in which the eligible director completes board or committee service. Such fees are paid in the form of cash, provided that a director may elect to receive all or any portion of such fees in the form of grants of 50% SARs or stock options (based on the Black-Scholes valuation model of the Company’s shares) and 50% restricted shares (based upon the closing market price of the Company’s stock on the day of the grant). The fiscal year of the Outside Director Plan is July 1 through June 30.

•	The annual grants of restricted shares are made in arrears on the date of the first regularly scheduled Board meeting after June 30 of each year.

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All grants of restricted shares vest one year after grant provided that the grants will immediately vest in the event of death, disability, retirement at the end of a term, or termination in connection with a change in control. All grants of SARs or stock options vest immediately upon grant and have a term of ten years (provided that the term is extended for one year if the director dies during the tenth year of the SAR or stock option term). Upon the termination of a non-employee director’s service for any reason (other than for cause), the director will have the right, at any time within five years after the date of termination of service and before the termination of the SAR or stock option, to exercise any SAR or stock option held by the director on the service termination date.

•	All fees described above paid in arrears are pro-rated for any partial periods served.

The Outside Director Plan, as amended in 2012, is designed to deliver annual cash compensation at the median, and equity compensation slightly above the median, of the Company’s peer group. The Outside Director Plan, as amended, is designed to deliver compensation approximately 50% in cash and 50% in equity (assuming a director does not elect to receive additional equity in lieu of cash, as discussed above), with the objective of appropriately balancing the pay of non-employee directors for their service while linking their compensation closely to returns to stockholders through the potential for enhanced value from future stock price appreciation. Directors are also reimbursed for actual travel expenses.

The Company does not provide pensions, medical benefits or other benefit programs to non-employee directors.

The table below shows compensation paid to the non-employee directors for their service in 2012.

2012 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	SAR Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William F. Andrews (2)	48,500	15,000	15,000	—	—	—	78,500
Paul A. Brunner (3)	53,000	15,000	15,000	—	—	—	83,000
Jay M. Gratz (4)	60,750	15,000	15,000	—	—	—	90,750
Frank H. Merlotti Jr. (5)	47,750	15,000	15,000	—	—	—	77,750
Richard E. Posey (6)	24,002	27,000	27,000	—	—	—	78,002
Patricia B. Robinson (7)	48,750	15,000	15,000	—	—	—	78,750

(1)	Amounts represent the grant date fair value determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in note 8 to the Company’s audited financial statements in the 2012 Form 10-K, as filed with the SEC.

(2)	Mr. Andrews served as the chairman of the Compensation Committee and as a member of the Nominating/Corporate Governance Committee in 2012. Mr. Andrews did not elect to receive any of his cash compensation in the form of SARs or restricted shares.

(3)	Mr. Brunner served as the chairman of the Audit Committee and as a member of the Nominating/Corporate Governance Committee in 2012. Mr. Brunner did not elect to receive any of his cash compensation in the form of SARs or restricted shares.

(4)	Mr. Gratz served as a member of the Audit Committee and the Compensation Committee, and as Lead Independent Director, in 2012. Mr. Gratz did not elect to receive any of his cash compensation in the form of SARs or restricted shares.

(5)	Mr. Merlotti served as a member of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee in 2012. Mr. Merlotti did not elect to receive any of his cash compensation in the form of SARs or restricted shares.

(6)	Mr. Posey served as member of the Audit Committee, the Nominating/Corporate Governance Committee and the Compensation Committee in 2012. Mr. Posey elected to receive $24,000 of his cash compensation in the form of SARs and restricted shares.

(7)	Ms. Robinson served as the chairman of the Nominating/Corporate Governance Committee and as a member of the Compensation Committee in 2012. Ms. Robinson did not elect to receive any of her cash compensation in the form of SARs or restricted shares.

2012 DIRECTOR EQUITY AWARDS

Name	Grant Date		Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)(2)	Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock or Units ($)(2)

William F. Andrews	7/24/2012	(4)	964	28.35	15,000	529	15,000

Paul A. Brunner	7/24/2012	(4)	964	28.35	15,000	529	15,000

Jay M. Gratz	7/24/2012	(4)	964	28.35	15,000	529	15,000

Frank H. Merlotti	7/24/2012	(4)	964	28.35	15,000	529	15,000

Richard E. Posey	1/3/2012	(5)	215	23.06	2,719	117	2,719
	4/1/2012	(5)	154	31.91	2,719	85	2,719
	7/2/2012	(5)	159	31.07	2,719	87	2,719
	7/24/2012	(4)	964	28.35	15,000	529	15,000
	10/1/2012	(5)	174	34.52	3,281	95	3,281

Patricia B. Robinson	7/24/2012	(4)	964	28.35	15,000	529	15,000

(1)	All grants of SARs vest immediately upon grant and have a term of ten years (provided that the term is extended for one year if the director dies during the tenth year of the SAR term).

(2)	Amounts represent the grant date fair value determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in note 8 to the Company’s audited financial statements in the 2012 Form 10-K, as filed with the SEC.

(3)	All grants of restricted shares vest one year after grant provided that the grants will immediately vest in the event of death, disability, retirement at the end of a term, or termination in connection with a change in control.

(4)	Reflects annual award of SARs and restricted stock to the Board.

(5)	Reflects an award of SARs and restricted stock received in lieu of a percentage of cash compensation as elected by the director prior to the beginning of the fiscal year.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This section describes the Company’s compensation program for its Chief Executive Officer (“CEO”), its Chief Financial Officer (“CFO”), and its three other mostly highly compensated executive officers for fiscal year 2012, all of whom are referred to collectively as its “named executive officers.” For fiscal 2012, the Company’s named executive officers were:

•	Ronald W. Kaplan, Chairman, President and Chief Executive Officer;

•	James E. Cline, Vice President and Chief Financial Officer;

•	F. Timothy Reese, Vice President, Operations;

•	William R. Gupp, Chief Administrative Officer, General Counsel and Secretary; and

•	J. Mitchell Cox, Vice President, Sales. (Mr. Cox’s employment with the Company terminated on June 21, 2012.)

This Compensation Discussion and Analysis focuses on the material elements of our executive compensation program in effect for the 2012 fiscal year. It also provides an overview of our executive compensation philosophy and why we believe the program is appropriate for the Company and its stockholders. Finally, we discuss the Compensation Committee’s methodology for determining appropriate and competitive levels of compensation for the named executive officers. Details of compensation paid to the named executive officers can be found in the tables below.

Our executive compensation program is intended to align our named executive officers’ interests with those of our stockholders by rewarding performance that meets or exceeds the goals the Compensation Committee establishes with the objective of increasing stockholder value. In line with our pay for performance philosophy, the total compensation received by our named executive officers will vary based on individual and corporate performance measured against annual and long-term performance goals. Our named executive officers’ total compensation is comprised of a mix of base salary, annual cash incentive compensation and long-term equity incentive awards.

2012 Say on Pay Results and Considerations

The Company provides its stockholders the opportunity to cast an annual non-binding advisory vote on executive compensation (a “say-on-pay proposal”). The Company and the Company’s Compensation Committee consider the outcome of the Company’s say-on-pay proposal when making future compensation decisions for the executive officers of the Company. In connection with the Company’s 2012 annual meeting of stockholders, the proposal to approve the executive compensation of the Company’s executive officers named in the Company’s proxy statement dated March 23, 2012 received 11,820,624 votes in favor, or 96.7% of votes cast. Although these votes are advisory (and therefore not binding on the Company), the Company and the Compensation Committee carefully review these results each year and consider them, along with other communications from stockholders relating to our compensation practices, in making future compensation decisions for executive officers of the Company.

Compensation Philosophy and Objectives

What person or group is responsible for determining the compensation levels of named executive officers?

The Role of the Compensation Committee. The Compensation Committee, pursuant to its charter, reviews, determines and approves the compensation, including base salary, and annual and long term incentive compensation, of the Company’s CEO and the other named executive officers, as well as Vice Presidents who report directly to the CEO. Additionally, the Compensation Committee administers the Company’s employee benefit programs, including its 2005 Stock Incentive Plan, 1999 Employee Stock Purchase Plan, annual cash incentive plan, long-term equity incentive plan and other incentive compensation plans, benefit plans and equity-based plans.

The Role of Consultants. The Compensation Committee has the authority to retain and terminate any third-party compensation consultant and to obtain advice and assistance from internal and external legal, accounting and other advisers. The Compensation Committee has the authority to compensate its outside advisers without obtaining approval of the Board. In accordance with this authority, the Compensation Committee retained Hay Group in 2012 as the committee’s outside compensation consultant to advise the Compensation Committee on matters related to CEO and other named executive officer compensation. Hay Group’s engagement with the Company does not create any conflicts of interest with any of Hay Group’s existing or former clients.

The consultant’s assignments are determined by the chairman of the Compensation Committee. At the request of the chairman, the current consultant assists in developing the peer group of companies and compensation surveys to be used for the competitive analyses, prepares the market analysis of both named executive officer and board compensation, prepares a financial analysis of the Company’s performance vis-à-vis the peer group and analyzes the relationship between CEO pay and company performance, constructs market competitive ranges of pay opportunity for base salaries, annual cash incentive targets, and long-term equity incentive awards for named executive officers, and reviews the annual cash incentive and long-term equity incentive plans for linkage to key business objectives and company performance. The consultant advises the Compensation Committee as to the compensation of officers of the Company, but does not recommend any specific pay level changes for named executive officers.

The Role of Executives. The Company’s CEO and Chief Administrative Officer, General Counsel and Secretary, or “CAO,” are actively involved in the executive compensation process. Historically, the CEO reviews the performance of each of the named executive officers (other than his own performance) and, within the defined program parameters, recommends to the Compensation Committee base salary increases and annual cash incentive and long-term incentive awards for such individuals. He provides the Compensation Committee with both annual and long-term recommended financial performance goals for the Company that are used to link pay with performance. The CEO also provides his views to the Compensation Committee and the consultant with respect to the executive compensation program’s ability to attract, retain and motivate the level of executive talent necessary to achieve the Company’s business goals. The CAO works with the CEO to develop the recommended base salary increases, annual cash incentive levels and long-term equity incentive awards, and provides analysis on the ability of the executive compensation program to attract, retain, and motivate the Company’s executive team and potential executive hires. The CEO and the CAO attend the meetings of the Compensation Committee, but do not participate in the Compensation Committee’s executive sessions.

What are the Company’s executive compensation principles and objectives?

The Compensation Committee believes that the structure of the compensation program for named executive officers should be designed to attract, motivate, and retain key talent to promote the long-term success of the Company, and to balance these objectives with a strong link to stockholder return and other measures of performance that drive total stockholder return.

The Company’s overall executive compensation philosophy is that pay should be competitive with the relevant market for executive talent, be performance-based, vary with the attainment of specific objectives, and be closely aligned with the interests of the Company’s stockholders. The core principles of the Company’s executive compensation program include the following:

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Pay competitively: The Compensation Committee believes in positioning executive compensation at competitive levels necessary to attract and retain exceptional leadership talent. An individual’s performance and importance to the Company can result in that individual’s total compensation being higher or lower than the Company’s target market position. The Compensation Committee regularly utilizes the assistance of a compensation consultant to provide information on market practices, programs, and compensation levels.

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Pay-for-performance: The Compensation Committee structures executive compensation programs to balance annual and long-term corporate objectives, including specific measures which focus on financial performance, with the goal of fostering stockholder value creation in the short- and long-term.

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Create an ownership culture: The Compensation Committee believes that using compensation to instill an ownership culture effectively aligns the interests of management and the stockholders. To promote this alignment, the Compensation Committee granted equity-based compensation in 2012, including SARs, and time-based restricted shares, or “restricted shares,” to provide incentives for named executive officers to enhance stockholder value.

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Utilize a total compensation perspective: The Compensation Committee considers all of the compensation components—base salary, annual cash incentives, long-term equity incentives, and benefits and perquisites—in total.

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Improved financial performance: Since early 2008, the Company has been aggressively pursuing strategies intended to improve its financial and operational performance by expanding its product offerings, enhancing its sales channels, improving production performance, including quality, efficiency and capacity, and lowering costs. The Compensation Committee believes in utilizing a compensation program that appropriately rewards executives for the achievement of these objectives.

The CEO and the Compensation Committee regularly review the executive compensation program and philosophy to assess whether the program promotes the objectives of enabling the Company to attract and retain exceptionally talented executives and to link total compensation to the Company’s ability to meet its annual financial and non-financial goals and, in the longer term, to produce enhanced levels of total stockholder return. Based on such reviews, programmatic changes have been implemented at various times to enhance consistency of the various compensation elements with the program’s philosophy.

How do we determine executive pay?

Benchmarking: Benchmarking in comparison to the peer group (see below) is one of several factors considered in the compensation process but is not in and of itself determinative. The relative position of individual named executive officers in comparison to the peer group is based on their respective competencies, experience and performance. While the Company does not establish executive pay based solely on benchmarking data, we believe that our pay levels and practices should be within a range of competitiveness with the peer group and benchmarking provides us with an assessment of reasonableness and competitiveness. To that end, the Company generally views the median of the market as a reference point against which to evaluate the competitiveness of its target total direct compensation. However, each individual’s actual compensation is based on numerous factors including the individual’s level of experience in the role and the annual and long-term performance of both the Company and the individual.

The Compensation Committee benchmarks target total direct compensation, which consists of base salary, target annual cash incentive, and the value of long-term equity incentives to the competitive marketplace, including to a peer group of companies (the “peer group”). The Compensation Committee benchmarks its named executive officer compensation because the Compensation Committee believes this is the best way to determine whether such compensation is competitive with the Company’s labor market for executive talent.

As discussed below, the Compensation Committee adjusted the peer group in June 2012. Prior to such adjustment, the peer group consisted of the following companies:

American Woodmark Corp.	Movado Group Inc.
Blount International, Inc.	Park Electrochemical Corp.
Deltic Timber Corp.	Raven Industries Inc.
Drew Industries, Inc.	RC2 Corp.
Hooker Furniture Corp.	Smith & Wesson Holding Corp.
Insteel Industries, Inc.	Steinway Musical Instruments Inc.
Kadant Inc.	Sturm, Ruger & Co., Inc.
K-Swiss, Inc.	Volcom, Inc.
Landec Corp.	Zoltek Corp.

In June 2012, Hay Group reviewed the Company’s peer group and provided the Compensation Committee with a set of considerations for change, including proposed additions and deletions to the peer group. Based on Hay Group’s analysis, the Compensation Committee refined its peer group taking into account a number of factors for each potential peer company including, but not limited to, size (revenues, market capitalization and number of employees), nature of business (business comparators and similar customer base), organizational complexity and business model (span and scope of the organization), competition for executive talent (organizations from which executives may be recruited to and from) and location. While all of the aforementioned factors are taken in account, Hay Group considers the most important to be size and competition for executive talent as these provide the most meaningful insight into competitive practices.

In June 2012, with input from Hay Group, the Compensation Committee identified a publicly-traded peer group consisting of the following fifteen companies:

AAON Inc.	Landec Corp.
American Woodmark Corp.	L.B.Foster Company
Apogee Enterprises Inc.	PGT, Inc.
Deltic Timber Corp.	Simpson Manufacturing, Inc.
Drew Industries, Inc.	Twin Disc, Inc.
Hooker Furniture Corp.	U.S. Home Systems, Inc.
Insteel Industries, Inc.	Zoltek Corp.
Kadant Inc.

In December 2012, Hay Group completed an executive compensation benchmarking study. Hay Group assessed the Company’s executive compensation program against the peer group both with respect to competitiveness and mix of the elements of compensation. Hay Group compared the following elements of compensation of the Company against the peer group for 2011 (the last reported compensation for the peer group): (1) base salary; (2) target total cash compensation (base salary plus target annual cash incentive compensation); and (3) target total direct compensation (base salary plus target annual cash incentive compensation plus the value of long term equity incentive compensation). Based on such comparison, Hay Group determined that the Company’s respective elements of compensation compared against the peer group were as follows:

Percent of Median (all NEOs)
Base Salary	104%
Target Total Cash Compensation	113%
Target Total Direct Compensation	134%

With respect to the mix of target compensation for the named executive officers, Hay Group found that the Company grants a higher percentage of variable compensation (annual cash incentives and long-term equity incentives) and a lower percentage of fixed compensation (base salary), compared to total compensation, than the peer group. This means that a higher percentage of the Company’s named executive officers’ compensation is “at risk” than the peer group. This is consistent with one of the major principles of the Compensation Committee; namely, that a material portion of the executive officers’ total compensation should be dependent on performance.

Hay Group also compared these elements of compensation on an actual basis for 2011, and determined that the Company’s respective elements of actual compensation compared against the peer group were as follows:

Percent of Median (all NEOs)
Base Salary	105%
Actual Total Cash Compensation	76%
Actual Total Direct Compensation	119%

Actual total cash compensation was substantially below median for 2011 because the executive officers only received 16.15% of their target payout for the annual cash incentive plan due to financial performance that was substantially below plan in 2011. This again highlights the Company’s focus on pay for performance.

In order to gauge performance in the context of total stockholder return or “TSR”, Hay Group compared the Company’s TSR to each peer group company and determined that the Company substantially outperformed relative to the peer group. Hay Group analyzed both 1- and 3-year TSR and their analysis showed that the Company’s performance ranked at the 85th and 93rd percentile, respectively (as of October 30, 2012). Given these results, we believe our compensation program aligns with the core principles described above, namely pay for performance, and supports the Company’s competitive pay positioning relative to peers.

What are the elements of executive compensation, why do we use these elements, how are the elements’ values determined, and, if applicable, what are the mechanics of each program?

Base Salary

Base salary is annual fixed cash compensation, and is a standard element of compensation, necessary to attract and retain talent, and provides fixed compensation that an employee can rely upon for his or her ordinary living expenses. Base salary is the principal non-variable element of the Company’s total compensation program.

Base salaries reflect each named executive officer’s responsibilities, the impact of each named executive officer’s position, and the contributions each named executive officer delivers to the Company.

Base salaries are determined by competitive levels in the market, based on the Company’s peer group and the results of executive compensation surveys, for executives with comparable responsibilities and job scope. Base salary increases, if any, are based on individual performance, market conditions and company performance. To gauge market conditions, the Compensation Committee evaluates the peer group and market data compiled by its consultant. Base salaries are set following review of this data upon consideration of the named executive officer’s experience, tenure, performance, and potential.

In December 2011, the Compensation Committee approved a 2.5% increase in the 2012 base salaries for the named executive officers. The Compensation Committee considered information publicly available on the prevalent levels of salary increases and made these adjustments based on what it determined to be appropriate.

In December 2012, as discussed above, Hay Group completed an executive compensation benchmarking study of the Company’s executive compensation. The Compensation Committee approved a 2.5% increase in the 2013 base salaries for the named executive officers. Hay Group advised the Compensation Committee that such percentage increase was slightly below planned 2013 fiscal year increases in the industrial industry of 3%. The base salaries of the named executive officers for 2012 and 2013 are as follows:

Executive Officer	2012 Base Salary	2013 Base Salary
Ronald W. Kaplan Chairman, President and Chief Operating Officer	$527,900	$541,100

James E. Cline Vice President and Chief Financial Officer	$289,100	$296,400

F. Timothy Reese Vice President, Operations	$289,100	$296,400

William R. Gupp Chief Administrative Officer, General Counsel and Secretary	$273,700	$280,600

J. Mitchell Cox Vice President, Sales (1)	$273,700	—

(1)	Mr. Cox’s employment with the Company terminated on June 21, 2012.

Annual Cash Incentive Compensation

The annual cash incentive plan provides named executive officers with the opportunity to gain financially from the results they help to generate annually. The annual cash incentive plan provides for a cash payment based on the achievement of annual corporate financial goals.

We believe that it is necessary to provide annual incentive compensation, because short-term incentives provide an immediate benefit paid in cash based on the achievement of immediate results, thereby promoting the achievement of short-term goals. A performance-based incentive motivates management to enhance the short-term (one fiscal year) financial results in specific targeted areas determined at the beginning of each year.

For the named executive officers, the Company provides an annual cash incentive payment based 75% on achievement of a certain pretax income target, and 25% on achievement of a certain free cash flow target, in each case excluding any items determined by the Compensation Committee to be extraordinary and not considered in the establishment of such targets. Free cash flow is defined as net cash provided by operating activities less expenditures for property, plant and equipment. Pretax income and free cash flow were chosen as metrics because the Compensation Committee determined that they would best measure the Company’s financial performance for the fiscal year.

The Compensation Committee uses a sliding scale to determine both the pretax income portion of the annual cash incentive and the free cash flow portion of the annual cash incentive. The minimum threshold for any payment under both the pretax income element and the free cash flow element of the annual cash incentive plan for 2012 was 50% of the respective targets, which would result in a payout of 50% of the target payment, and the maximum payout was capped at 200% of the target payment if 200% or more of the target was achieved. These performance ranges were selected based upon the Company’s business judgment while acknowledging the potential variability in results given some of the unique challenges in our business. Each year, the Company determines its performance ranges based upon the best available information and makes an informed decision as to where the threshold, target and maximum performance levels should be set. As explained in more detail below, these performance ranges were established for the 2012 plan year and have been modified for 2013. Between the minimum threshold and the maximum payout, the amounts change in a linear fashion.

Once calculated, the target awards are expressed as a percentage of the named executive officer’s base salary. Cash incentive targets for 2012 were 100% for the CEO, and 60% to 70% for the other named executive officers, depending on the named executive officer’s grade level. The total award to any single named executive officer was capped at 200% of the named executive officer’s targeted percentage of salary.

Calculations of Pretax Income Target and Payout for 2012. For the 2012 fiscal year, the Compensation Committee set target pretax income at $9,273,000. The Compensation Committee specifically defined such target to exclude any items determined by the Compensation Committee to be extraordinary and not considered in the establishment of such target. To illustrate the sliding scale grid:

•	if actual pretax income for 2012 was less than $4,637,000, there would be no payout for pretax income;

•	if pretax income was $4,637,000, the payout would be 50% of the target payment for pretax income;

•	if pretax income was $6,955,000, the payout would be 75% of the target payment for pretax income;

•	if pretax income was $9,273,000, the payout would be 100% of the target payment for pretax income;

•	if pretax income was $13,910,000, the payout would be 150% of the target payment for pretax income; and

•	if pretax income was $18,546,000 or greater, the payout would be 200% of the target payment for pretax income.

As stated above, the Compensation Committee agreed to exclude from the actual pretax income calculation for 2012 certain items that it determined were extraordinary and not considered in the establishment of the pretax income target for the year. For 2012, the Committee agreed to exclude an increase to the warranty reserve for decking material manufactured at Trex Company’s Nevada plant prior to mid-2006, of $21,487,000. The net effect of the adjustment was to increase the pretax income for incentive purposes by $21,487,000 from $3,729,000 to $25,216,000. The $25,216,000 of pretax income was above the threshold for a 200% payout. This 200% was then multiplied by 75%, which is the percent weight given to the pretax target portion of the annual cash incentive, to equal 150% for pretax income achievement.

Calculations of Free Cash Flow Target and Payout for 2012. For the 2012 fiscal year, the Compensation Committee set target free cash flow at $19,044,000. The Compensation Committee specifically defined such target to exclude any items determined by the Compensation Committee to be extraordinary and not considered in the establishment of such target. To illustrate the sliding scale grid:

•	if actual free cash flow for 2012 was less than $9,522,000, there would be no payout for free cash flow;

•	if free cash flow was $9,522,000, the payout would be 50% of the target payment for free cash flow;

•	if free cash flow was $14,283,000, the payout would be 75% of the target payment for free cash flow;

•	if free cash flow was $19,044,000, the payout would be 100% of the target payment for free cash flow;

•	if free cash flow was $28,566,000, the payout would be 150% of the target payment for free cash flow; and

•	if free cash flow was $38,088,000 or greater, the payout would be 200% of the target payment for free cash flow.

Actual free cash flow for 2012 was $52,959,000, which was above the threshold for a 200% payout. This 200% was then multiplied by 25%, which is the percent weight given to the free cash flow target portion of the annual cash incentive, to equal 50% for free cash flow achievement.

Total Cash Incentive Payout Percentage. As a result of the above calculations, the cash incentive for 2012 to the executive officers was paid at a blended rate of 200% of target, which was determined as follows:

Pretax Income achievement	200% x .75 = 150%
Free cash flow achievement	200% x .25 = 50%
Total	200%

This blended rate was then multiplied by the cash incentive target for each executive officer, as described above. Actual payouts to each named executive officer, as a percentage of base salary, were:

Executive Officer	2012 Base Salary	Target Cash Incentive (as a % of Base Salary)	Target Cash Incentive	Cash Incentive Payout Percentage	2012 Cash Incentive	% of Base Salary
Ronald W. Kaplan Chairman, President and Chief Operating Officer	$527,900	100%	$527,900	200%	$1,055,800	200%

James E. Cline Vice President and Chief Financial Officer	$289,100	70%	$202,370	200%	$404,740	140%

F. Timothy Reese Vice President, Operations	$289,100	70%	$202,370	200%	$404,740	140%

William R. Gupp Chief Administrative Officer, General Counsel and Secretary	$273,700	60%	$164,220	200%	$328,440	120%

J. Mitchell Cox Vice President, Sales (1)	$273,700	60%	$164,220	95%	$155,246	57%

(1)	Mr. Cox’s employment with the Company terminated on June 21, 2012. The Company paid Mr. Cox a pro-rata portion (based upon the number of days he was employed during 2012) of the amount that he would have otherwise received in 2013 under the Company’s annual cash incentive plan for 2012 had he been employed through such payment date.

Determination of Target Levels. The performance metrics of the Company’s planned pretax income and free cash flow for the 2012 fiscal year were strongly related to the creation of total stockholder value. Both the pretax income and free cash flow targets for 2012 were set at a level that represented reasonable targets given the 2011 actual financial results of the Company, and macroeconomic conditions affecting the economy in general, and homebuilding and home remodeling in particular.

Plan Structure and Target Levels for 2013 Annual Cash Incentive Plan. In October 2012, Hay Group reviewed the design of the Company’s annual cash incentive plan, comparing the Company’s plan against prevailing market practices, including the peer group and other survey sources. Overall, Hay Group concluded that the Company’s annual cash incentive plan was well-aligned with competitive market practices on all material design features and supported the Company’s compensation philosophy in light of its business strategy and objectives. Based upon Hay Group’s review and our ability to more accurately forecast performance results in the coming year, we narrowed the performance range at both threshold and maximum performance levels. Given that we will have better visibility into 2013 performance results, the threshold and maximum levels of performance were adjusted to 80% and 120%, respectively, with no changes to the threshold and maximum payout levels of 50% and 200%, respectively.

In December 2012, the Compensation Committee established the pretax income and free cash flow targets for 2013, with pretax income again being weighted at 75% and free cash flow weighted at 25%. The Compensation Committee specifically defined such targets to exclude any items determined by the Compensation Committee to be extraordinary and not considered in the establishment of such targets. As noted above, for the 2013 annual cash incentive plan, the minimum performance threshold for any payment under both the pretax income element and the free cash flow element of the annual cash incentive plan will be 80% of the respective targets, which will result in a payout of 50% of the target payment, and a maximum payout capped at 200% of the respective target payments if 120% or more of the respective target is achieved. Between the minimum threshold and the maximum payout, the amounts change in a linear fashion.

Long-Term Equity Incentive Compensation

We believe that long-term equity incentive compensation provides appropriate motivational tools to achieve certain long-term company goals. The long-term equity incentive plan is designed to align named executive officers’ interests with those of stockholders, motivate the named executive officer team to achieve key financial goals and reward superior performance. The design of the program helps to reduce turnover and to retain the knowledge and skills of the Company’s valued employees. In structuring the amount of long-term equity incentive awards, the Compensation Committee seeks to balance such awards and the interests of the Company’s stockholders under a policy that moderates the dilutive effects of annual equity-based awards against the need to provide attractive and competitive incentive compensation.

Elements of Long-Term Equity Incentive Compensation:

Stock Appreciation Rights (SARs). Stock Appreciation Rights, or “SARs,” are grants which, upon exercise, give the holder the right to receive the net appreciation in market value of a specified number of shares of our common stock over a grant price. Upon exercise, the net appreciation over the base price is settled in an equivalent number of common shares valued on the exercise date. SARs are similar to stock options but are less dilutive because only a net number of shares are issued. With respect to SARs, the grant price is the closing market price of the Company’s common stock on the NYSE on the grant date. The SARs have a three-year vesting period, vesting one-third each year. The number of SARs issued is based on the approved target dollar amount of SARs to be awarded, divided by the value of one SAR, which is equal to the Black-Scholes value of an equivalent stock option.

SARs motivate executive efforts to achieve results that produce long-term increases (since executives have up to 10 years to exercise their SARs) in common stock market price. The three-year SAR vesting period encourages named executive officers to work with a long-term view of the Company’s performance and reinforces their long-term affiliation with the Company. Named executive officers receive value in the SAR grants only when the share price increases above the grant price, which strengthens their alignment with stockholder interests.

Restricted Shares. Restricted shares are Company common stock that cannot be sold or transferred during the vesting period. The restricted shares have a three-year vesting period, vesting one-third each year. The number of restricted shares issued is based on the approved target dollar amount of restricted stock to be awarded, divided by the fair market value of the Company’s common stock on the date of the grant.

Restricted shares facilitate retention by providing guaranteed in-the-money value if the named executive officer remains with the Company over the vesting period. In addition, time-vested restricted stock provides immediate alignment with stockholders through current stock ownership. The value of current stock ownership may rise or fall and therefore can be more effective and provide a more immediate retention tool than the possibility of long-term future rewards.

2012 Long-Term Equity Incentive Awards. Under the long-term equity incentive plan of the Company for grants in 2012, the grants consisted of 50% SARs and 50% time-based restricted shares. We believe that the use and mix of these two long-term incentive vehicles balances the needs of the Company between retention and performance and aligns the named executive officers with stockholders given that any value ultimately recognized is dependent upon the value of the Company’s stock.

The target levels for the 2012 grants were the same as in 2011: 200% of base salary for the CEO and 115% to 135% of base salary for the other named executive officers, depending on the officer’s grade level, and were split equally between restricted shares and SARs. The award of restricted shares in 2012 was conditioned on the attainment in 2011 of positive pretax earnings, excluding certain items determined by the Compensation Committee to be extraordinary and not considered in the establishment of such target, while the award of SARs was not conditioned upon the attainment of any company performance target. (The Compensation Committee considers that SARs are “performance based” by definition in that the value of SARs are dependent on an increase in the share price from the date of grant of the SAR to the date of its exercise.)

Although the Company did not earn positive pretax earnings in 2011, even excluding an extraordinary increase to the warranty reserve for decking material manufactured at the Company’s Nevada plant prior to 2007 of $9,975,000, and certain other extraordinary items totaling $454,000, the Compensation Committee determined that but for the extraordinary weakness in the economy in 2011 and poor weather conditions in the early part of the year, both of which significantly depressed Company revenues, the Company would have achieved positive pretax earnings. The Committee also wanted to recognize superior performance by the management team despite the adverse factors, including but not limited to improved manufacturing efficiencies, including specifically with respect to the Company’s new Transcend® product line, and market share gains in the non-wood decking and railing segment. When adjusting for these extraordinary events, the Compensation Committee used its permitted discretionary authority to grant the restricted stock awards at the target levels.

Actual payouts to each named executive officer of long-term equity awards in February 2012, as a percentage of base salary, split evenly between restricted shares and SARs, were as follows:

Executive Officer	Value of 2012 Long-Term Equity Award	% of 2012 Base Salary
Ronald W. Kaplan Chairman, President and Chief Operating Officer	$1,055,800	200%

James E. Cline Vice President and Chief Financial Officer	$390,285	135%

F. Timothy Reese Vice President, Operations	$390,285	135%

William R. Gupp Chief Administrative Officer, General Counsel and Secretary	$314,755	115%

J. Mitchell Cox Vice President, Sales	$314,755	115%

The Compensation Committee retains discretion to adjust the target percentage award based upon each named executive officer’s current performance and anticipated future contribution to the Company’s results, as well as upon the amount and terms of equity-based awards previously granted to the named executive officer by the Company. The Compensation Committee did not make any discretionary adjustments to a named executive’s target percentage award, and has not done so for any of the executive officers in any of the years reflected in the Summary Compensation Table.

This portfolio of long-term equity instruments accomplishes key goals of the Company. A strong incentive to increase the share price is provided through the SARs, while there is a strong retention focus through time-based restricted shares. In addition, this approach achieves a more moderate dilutive impact than providing only SARs, in that use of full-value vehicles such as restricted shares requires fewer shares to provide equivalent value to the executives.

The Compensation Committee believes that the approach for the 2012 grants of long-term incentive compensation builds upon its pay-for-performance philosophy and incorporates the growing prevalence in the marketplace of an incentive approach that provides a balance between different long-term incentive vehicles. Further, the grant of restricted shares is intended to create greater alignment between the interests of stockholders and management by providing senior management with direct ownership in the Company, including the downside risk to the value of the equity, and also serves as a retention incentive. In this way, the restricted shares provide additional and different incentives than the SARs granted to named executive officers.

2013 Long-Term Equity Incentive Awards. With respect to long-term equity awards made in February 2013, the program was identical to the program for the 2012 awards, as described above, with the grant of restricted shares being conditioned on the attainment in 2012 of positive pretax earnings, excluding certain items determined by the Compensation Committee to be extraordinary and not considered in the establishment of such target. Because the Company did achieve positive pretax earnings for the 2012 fiscal year, awards were made at 100% of target, split evenly between restricted shares and SARs.

Actual payouts to each named executive officer of long-term equity awards in February 2013, as a percentage of base salary, split evenly between restricted shares and SARs, were as follows:

Executive Officer	Value of 2013 Long-Term Equity Award	% of 2013 Base Salary
Ronald W. Kaplan Chairman, President and Chief Operating Officer	$1,082,200	200%

James E. Cline Vice President and Chief Financial Officer	$400,140	135%

F. Timothy Reese Vice President, Operations	$400,140	135%

William R. Gupp Chief Administrative Officer, General Counsel and Secretary	$322,690	115%

The Compensation Committee regularly makes its annual long-term equity incentive grants to named executive officers at its February meeting, with the grant date being the date of the Compensation Committee meeting at which such equity grants are approved. The Company does not time the grant of equity awards in coordination with the release of material non-public information.

Plan Structure for 2014 Long-Term Equity Incentive Awards

In October 2012, the Compensation Committee modified the Company’s long-term incentive plan, effective for awards made beginning in 2014. In developing and approving these modifications, the Compensation Committee consulted with Hay Group, who reviewed the proposed modifications, and advised the Compensation Committee that such modified plan was consistent with market data utilizing the Company’s peer group and various market studies undertaken by Hay Group. Beginning with the 2014 awards, the SARs currently being granted will be replaced with performance-based restricted shares, which will vest equally over a 3 year period, with each year’s vesting based on achievement against target earnings before interest, taxes, depreciation and amortization, or “EBITDA”, for 1 year, 2 years and 3 years, respectively.

As modified, beginning with the grants to be made in 2014, the long-term equity incentive plan will provide for the grant of time-based restricted shares and performance-based restricted shares, with each award equaling 50% of the target levels for each executive officer. The time-based restricted shares will have a three-year vesting period, vesting one-third each year. The performance-based restricted shares will have a three-year vesting period, vesting one-third each year. For the first vesting, the target performance will be planned EBITDA for the first year. For the second vesting, the target performance will be cumulative EBITDA for the first two years, with the target EBITDA for the second year equaling the first year’s target EBITDA plus a pre-determined growth rate. For the third vesting, the target performance will be cumulative EBITDA for the three years, with the target EBITDA for the third year equaling the second year’s target EBITDA plus the pre-determined growth rate. With respect to each vesting, the number of shares that will vest will be between 0% and 200% of the target number of shares. The Compensation Committee will use a sliding scale to determine the percentage of the target shares that will vest each year. The minimum threshold for any vesting will be 80% of the EBITDA target, which will result in a payout of 50% of the target vesting, and the maximum payment will be capped at 200% of the target vesting if 120% or more of the target is achieved. Between the minimum threshold and the maximum payout, the number of restricted shares to vest will change in a linear fashion.

Both the grant of time-based restricted shares and the grant of performance-based restricted shares will be conditional upon positive pretax earnings for the prior year.

Exceptions to Long-Term Incentive Grants

Nearly all of the long-term incentive grants are determined and granted by the Compensation Committee at its February meeting. However, certain exceptions to this policy exist, with respect to the new hire of an executive officer, with the grant date being the hiring date, and with respect to extraordinary retention awards of restricted shares.

Retention Agreements

On July 24, 2012, the Company entered into retention agreements with Mr. Kaplan, Mr. Cline, Mr. Reese and Mr. Gupp pursuant to which the Company granted restricted shares and agreed to pay cash retention payment awards, with the restricted stock vesting and the cash payment being made only if certain retention conditions are met.

The Company entered into these retention agreements with Mr. Kaplan, Mr. Cline and Mr. Reese in order to ensure business continuity and orderly transition in the future of their successors. Each of such recipients is age 60 or older, and the Board was concerned about the risk that each recipient would retire from the Company on or around the same time. In addition to retirement concerns, the Board also recognized that this group of executives has a long and successful track record together and the possibility exists that all could leave the Company at the same time for other opportunities. The Company entered into a retention agreement with Mr. Gupp because of his long-time involvement in the legal matters specified in his retention agreement, and the risk to the Company should Mr. Gupp leave the Company prior to the resolution of such matters.

We believe that these retention payments are in the best interests of stockholders as the current management team has been instrumental in guiding the Company through legacy challenges and issues which preceded their employment. Further, these executives have provided substantial returns to stockholders in the form of stock price appreciation since 2008 and have provided a foundation for sustainable growth moving forward.

The amount and form of the retention payments were determined with assistance from Hay Group, the Compensation Committee’s compensation consultant, who provided recent trends and examples of prevailing market practices for similarly-sized companies who were faced with similar retention challenges. The Compensation Committee used Hay Group’s analysis to determine the most efficient and effective form of retention vehicles (a combination of cash and restricted stock) and level of retention awards that would maximize the probability of retaining these named executive officers through the desired period of time. We believe that the form and level of retention payment are consistent with industry and market practices and are best suited given the Company’s short- and long-term business objectives and strategy.

The retention agreements for Mr. Kaplan, Mr. Cline and Mr. Reese are substantially similar in form and provide that in the event the recipient is actively employed by the Company on August 16, 2015, January 1, 2017, and June 15, 2017, for Mr. Kaplan, Mr. Cline and Mr. Reese, respectively, the restricted stock will vest, and the cash payment will be made, to such recipient. The Retention Agreement for Mr. Gupp provides that the restricted stock will vest, and the cash payment will be made, upon resolution of certain legal matters currently being managed by Mr. Gupp, provided that the earliest that the vesting and payment could be made is August 16, 2015, and further provided that if Mr. Gupp is still actively employed by the Company on August 16, 2019, the vesting and payment shall be made regardless of the status of the specified legal matters.

The aggregate value of the retention award for each of the recipients was two times their then current base salary and target annual cash incentive, with 50% of such amount being reflected in restricted shares and 50% of such amount being reflected in a cash payment. The value as of grant date and number (based upon the closing market price of the stock on the grant date) of restricted shares that will vest, and the cash payment that will be paid, if the retention conditions are met, are as follows:

Executive Officer	Value/Number of Restricted Shares	Cash Retention Payment
Ronald W. Kaplan	$1,055,800 /37,242	$1,055,800
Chairman, President and Chief Operating Officer

James E. Cline	$491,470 /17,336	$491,470
Vice President and Chief Financial Officer

F. Timothy Reese	$491,470 /17,336	$491,470
Vice President, Operations

William R. Gupp	$437,920 /15,447	$437,920
Chief Administrative Officer, General Counsel and Secretary

The restricted shares were granted pursuant to the Trex Company, Inc. 2005 Stock Incentive Plan. The Retention Agreements provide that the restricted stock will vest, and the cash payment will be made, in the event of the death or disability of the recipient, if the Company terminates the recipient’s employment without “cause”, or if the recipient resigns for “good reason.” For this purpose, “cause” and “good reason” include events specified in the recipients’ change in control and severance agreements, each dated August 3, 2011, as further described in “Elements of Post Termination Compensation” below.

Perquisites

The Company provides a limited number of perquisites to its named executive officers. The perquisites offered to the named executive officers in 2012 include a monthly company car allowance, and a country club membership for the CEO.

The Compensation Committee believes that the benefits the Company and the named executive officers derive from perquisites more than offset their costs to the Company. The personal benefits are considered to constitute a part of the Company’s overall program and are presented in this light as part of the total compensation package approved by the Compensation Committee at the time of an executive officer’s hiring or promotion, as part of the Compensation Committee’s review of each named executive officer’s annual total compensation, and in compensation discussions with named executive officers.

The Compensation Committee oversees the design, implementation and administration of all the Company benefit programs, including perquisites. The amounts relating to perquisites are disclosed in the footnotes to the Summary Compensation Table below. The Compensation Committee, with the assistance of its consultant, periodically reviews the cost and prevalence of these programs to ensure they are in line with competitive practices and are warranted based upon business needs and the contributions of the named executive officers.

The monthly company car allowance is $1,000 for the CEO and $750 for the other named executive officers. The country club membership for the CEO included payment of an annual membership at a local country club in order to promote good community and business relationships. Additional information about these perquisites can be found in the All Other Compensation Table below.

Does the Company have Severance or Change-in-Control Agreements with its named executive officers?

The Company has entered into change-in-control agreements with the named executive officers to provide certain cash payments to the officers upon a termination following a change in control, which is in the form of a “double trigger.” In addition, such agreements provide for an acceleration of equity grants upon a change in control. Change-in-control agreements are designed to protect executives in the event of a change in control, and provide security for executives against sudden or arbitrary termination in connection with a change in control. In addition, the CEO has an employment agreement, and the other named executive officers have severance agreements, which provide for certain benefits upon an involuntary termination. These agreements promote retention of high-performing individuals and also assist in recruiting and retaining key employees by providing competitive arrangements. The provisions of each agreement were determined by analysis of peer group and market trends and practices and are set at competitive levels with industry practice.

For a discussion of these arrangements, including the estimated quantification of these amounts, see the Elements of Post Termination Compensation discussion following this Compensation Discussion and Analysis.

How do our decisions regarding each element affect decisions regarding the other elements?

The Compensation Committee considers total cash and equity compensation when setting the compensation of executive officers. In doing so, the Compensation Committee considers the retention value of the long-term equity currently held by the executive. Based on this review, the Compensation Committee may decide to adjust one or more elements of an executive’s total compensation. The Compensation Committee aims to provide competitive total direct compensation and assesses an executive’s total compensation package when looking at the executive’s competitive standing relative to the market. Additionally, the Compensation Committee seeks to provide a competitive compensation mix, with discretion depending on factors deemed relevant to the Compensation Committee, such as individual performance, internal equity, and historical pay practices. Certain compensation decisions may specifically affect other elements of compensation. For example, because potential annual cash incentive and long term equity incentive payouts are based on the executive’s base salary, increases in base salary also increase the amount of such payouts.

What are the tax and accounting considerations that factor into decisions regarding executive compensation?

We consider tax and accounting implications in determining our compensation programs.

Policy on Deductibility of Named Executive Officer Compensation. In evaluating compensation program alternatives, the Compensation Committee considers the potential impact on the Company of Section 162(m) of the Internal Revenue Code. Section 162(m) eliminates the deductibility of compensation over $1 million paid to the CEO and three other most highly-compensated named executive officers (other than the CFO), excluding “performance-based compensation.” Compensation programs generally will qualify as performance-based if compensation is based on pre-established objective performance targets, the programs’ material features have been approved by stockholders, and there is no discretion to increase payments after the performance targets have been established for the performance period.

To the extent a named executive officer would otherwise earn over $1 million in compensation in any calendar year, the Compensation Committee will endeavor to maximize deductibility of compensation under Section 162(m) of the Internal Revenue Code to the extent practicable while maintaining a competitive, performance-based compensation program. However, tax consequences, including, but not limited to, tax deductibility, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof and the timing and nature of various decisions by officers regarding stock options) that are beyond the control of either the Compensation Committee or the Company. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives and fit within the Compensation Committee’s guiding principles. Finally, based on the amount of deductions the Company can take each year, the actual impact of the loss of deduction for compensation paid to the CEO and the other three most highly compensated executives over the $1 million limitation may be small and have a de minimis impact on the Company’s overall tax position. For all of the foregoing reasons, the Compensation Committee, while considering tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that will be deductible. The Compensation Committee will consider alternative forms of compensation, consistent with its compensation goals that preserve deductibility.

Internal Revenue Code Section 409A. The Compensation Committee has reviewed all of the Company’s compensation plans and programs and has worked with legal counsel to ensure that they are compliant with Section 409A of the Internal Revenue Code and the relevant Treasury Resolutions regarding nonqualified deferred compensation, and has determined that they are compliant.

Impact of FASB ASC Topic 718. The accounting standards applicable to the various forms of long-term incentive plans under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (formerly FASB Statement 123R) is one factor that the Company considers in the design of its long-term equity incentive programs. Other factors include the link to the performance that each vehicle provides, the degree of upside leverage and downside risk inherent in each vehicle, the impact on dilution and overhang that the vehicles have, and the role that each vehicle has in the attraction, retention, and motivation of our executive and key employee talent. The Company monitors its FASB ASC Topic 718 expense to ensure that it is reasonable, but expense will not be the most important factor in making decisions about our long-term incentive plans.

REPORT OF THE COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS OF TREX COMPANY INC.

The Compensation Committee of the Board of Directors (the “Board”) of Trex Company, Inc. (the “Company”) has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis above, and recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2013 proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Respectfully submitted,

THE COMPENSATION COMMITTEE

William F. Andrews, Chairman

Jay M. Gratz

Richard E. Posey

Patricia B. Robinson

The following tables, narrative and footnotes discuss the compensation of our Chief Executive Officer, Chief Financial Officer, and our three other most highly compensated executive officers, during 2012. These individuals were the only executive officers of the Company during 2012 for whom this information is required under SEC rules.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(5)	SAR Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other compensation ($)(3)	Total ($)
Ronald W. Kaplan President and Chief Executive Officer	2012 2011 2010	527,900 515,000 500,000	— — —	1,583,700 515,000 500,000	527,900 515,000 500,000	1,055,800 83,173 626,250	— — —	31,047 32,118 74,372	3,726,347 1,660,291 2,200,622

James E. Cline Vice President and Chief Financial Officer	2012 2011 2010	289,100 282,000 275,000	— — —	686,613 190,350 185,625	195,143 190,350 185,625	404,740 31,880 241,106	— — —	18,335 23,700 29,389	1,593,931 718,280 916,745

F. Timothy Reese Vice President, Operations	2012 2011 2010	289,100 282,000 275,000	— — —	686,613 190,350 185,625	195,143 190,350 185,625	404,740 31,880 241,106	— — —	24,053 23,700 23,965	1,599,649 718,280 911,321

William R. Gupp Chief Administrative Officer, General Counsel and Secretary	2012 2011 2010	273,700 267,000 260,000	— — —	595,298 153,525 149,500	157,378 153,525 149,500	328,440 25,872 195,390	— — —	24,050 23,700 36,833	1,378,866 623,622 791,223

J. Mitchell Cox (4) Vice President, Sales	2012 2011 2010	585,488 267,000 260,000	— — —	157,378 153,525 149,500	157,378 153,525 149,500	155,246 25,872 195,390	— — —	11,833 23,700 31,000	1,067,323 623,622 785,390

(1)	Amounts represent the grant date fair value determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in note 8 to the Company’s audited financial statements in the 2012 Form 10-K, as filed with the SEC.

(2)	See “Compensation Discussion and Analysis” and the “Grants of Plan-Based Awards Table” below for additional information on these awards.

(3)	See the “All Other Compensation Table” below for additional information on these amounts for 2012.

(4)	Mr. Cox’s employment with the Company terminated on June 21, 2012. In addition to payment of Mr. Cox’s base salary through such date, he also received a $433,900 severance payment pursuant to the terms of his Severance Agreement, which provided for a payment of his 2012 base salary of $273,700 plus his 2012 target cash incentive of $160,200. In addition, the Company paid Mr. Cox a pro-rata portion (based upon the number of days he was employed during 2012) of the amount that he would have otherwise received in 2013 under the Company’s annual cash incentive plan for 2012 had he been employed through such payment date.

(5)	On July 24, 2012, restricted shares were granted to Mr. Kaplan, Mr. Cline, Mr. Reese and Mr. Gupp under the terms of Retention Agreements entered into with such executive officers, with a grant date fair value of $1,055,800, $491,470, $491,470 and $437,920, respectively. These Retention Agreements are further described above under “Retention Agreements.”

ALL OTHER COMPENSATION TABLE

	401(k) Matching Contribution ($)(1)	Club Membership ($)(2)	Car Allowance ($)(3)	Total Other Compensation ($)
Ronald W. Kaplan	13,629	5,418	12,000	31,047
James E. Cline	9,335	—	9,000	18,335
F. Timothy Reese	15,053	—	9,000	24,053
William R. Gupp	15,050	—	9,000	24,050
J. Mitchell Cox (4)	7,679	—	4,154	11,833

(1)	Represents company matching contributions to the Company’s 401(k) plan. The Company matches up to 6% of an employee’s annual salary, not to exceed the limitations imposed under the rules of the Internal Revenue Service.

(2)	Represents the cost of annual country club dues for Mr. Kaplan.

(3)	Represents the cost of company automobile allowance for Messrs. Kaplan, Cline, Reese, Gupp and Cox.

(4)	Mr. Cox’s employment with the Company terminated on June 21, 2012.

GRANTS OF PLAN-BASED AWARDS

Name			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Awards; Number of Underlying SARS (#)(2)	Exercise or Base Price of SAR Awards ($/Sh)	Grant Date Fair Value of Stock and SAR Awards ($)(3)
	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Ronald W. Kaplan			65,988	527,900	1,055,800	—	—	—
	2/15/2012									37,680	25.56	527,900
	2/15/2012								20,653			527,900
	7/24/2012	(4)							37,242			1,055,800
James E. Cline			25,296	202,370	404,740	—	—	—
	2/15/2012									13,929	25.56	195,143
	2/15/2012								7,635			195,143
	7/24/2012	(4)							17,336			491,470
F. Timothy Reese			25,296	202,370	404,740	—	—	—
	2/15/2012									13,929	25.56	195,143
	2/15/2012								7,635			195,143
	7/24/2012	(4)							17,336			491,470
William R. Gupp			20,528	164,220	328,440	—	—	—
	2/15/2012									11,233	25.56	157,378
	2/15/2012								6,157			157,378
	7/24/2012	(4)							15,447			437,920
J. Mitchell Cox (5)			9,703	77,623	155,246	—	—	—
	2/15/2012									11,233	25.56	157,378
	2/15/2012								6,157			157,378

(1)	Represents threshold, target and maximum payout levels under the annual cash incentive plan for 2012 performance. Additional information regarding the design of the annual cash incentive plan, including a description of the performance-based conditions applicable to 2012 awards, is included in the “Compensation Discussion and Analysis” section of this proxy statement.

(2)	Grants vest ratably over three years. SARs and restricted shares vest 100% at retirement.

(3)	Amounts represent the grant date fair value determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in note 8 to the Company’s audited financial statements in the 2012 Form 10-K.

(4)	On July 24, 2012, restricted shares were granted to Mr. Kaplan, Mr. Cline, Mr. Reese and Mr. Gupp under the terms of Retention Agreements entered into with each such executive officers. These Retention Agreements are further described above under “Retention Agreements.”

(5)	Mr. Cox’s employment with the Company terminated on June 21, 2012. The Company paid Mr. Cox a pro-rata portion (based upon the number of days he was employed during 2012) of the cash incentive under the Company’s annual cash incentive plan for 2012 that he would have otherwise received in 2013 had he been employed through such payment date. The above amounts have been applied on a pro-rata basis based upon 173 days employed during 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL-YEAR END

	Option/SAR Awards						Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options / SARs Exercisable (#)	Number of Securities Underlying Unexercised Options/ SARS Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options / SARs (#)	Option / SAR Exercise Price ($)	Option / SAR Expiration Date (1)	Number of Shares of Stock Not Vested (#)		Market Value of Shares of Stock Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald W. Kaplan
5/7/2008	26,300	—		—	9.14	5/7/2018	—		—	—	—
2/18/2009	74,850	—		—	13.44	2/18/2019	—		—	—	—
2/17/2010	33,268	16,632	(3)	—	17.41	2/17/2020	9,573	(3)	356,403	—	—
2/16/2011	11,791	23,580	(3)	—	26.20	2/16/2021	13,104	(3)	487,862	—	—
2/15/2012	—	37,680	(3)	—	25.56	2/15/2022	20,653	(3)	768,911	—	—
7/24/2012	—	—		—	—	—	37,242	(4)	1,386,520	—	—

James E. Cline
2/18/2009	4,118	—		—	13.44	2/18/2019	—		—	—	—
2/17/2010	12,350	6,175	(3)	—	17.41	2/17/2020	3,554	(3)	132,315	—	—
2/16/2011	4,358	8,715	(3)	—	26.20	2/16/2021	4,843	(3)	180,305	—	—
2/15/2012	—	13,929	(3)	—	25.56	2/15/2022	7,635	(3)	284,251	—	—
7/24/2012	—	—		—	—	—	17,336	(4)	645,419	—	—

F. Timothy Reese
5/7/2008	20,235	—		—	9.14	5/7/2018	—		—	—	—
2/18/2009	25,262	—		—	13.44	2/18/2019	—		—	—	—
2/17/2010	12,350	6,175	(3)	—	17.41	2/17/2020	3,554	(3)	132,315	—	—
2/16/2011	4,358	8,715	(3)	—	26.20	2/16/2021	4,843	(3)	180,305	—	—
2/15/2012	—	13,929	(3)	—	25.56	2/15/2022	7,635	(3)	284,251	—	—
7/24/2012	—	—		—	—	—	17,336	(4)	645,419	—	—

William R. Gupp
2/19/2004	4,475	—		—	38.51	2/19/2014	—		—	—	—
3/9/2005	3,466	—		—	46.71	3/9/2015	—		—	—	—
2/8/2006	9,000	—		—	24.17	2/8/2016	—		—	—	—
2/21/2007	6,916	—		—	25.37	2/21/2017	—		—	—	—
2/18/2009	6,456	—		—	13.44	2/18/2019	—		—	—	—
2/17/2010	9,948	4,972	(3)	—	17.41	2/17/2020	2,861	(3)	106,515	—	—
2/16/2011	3,515	7,029	(3)	—	26.20	2/16/2021	3,906	(3)	145,420	—	—
2/15/2012	—	11,233	(3)	—	25.56	2/15/2022	6,157	(3)	229,225	—	—
7/24/2012	—	—		—	—	—	15,447	(4)	575,092	—	—

J. Mitchell Cox
2/17/2010	—	4,972	(5)	—	17.41	—	—		—	—	—
2/16/2011	—	3,515	(5)	—	26.20	—	—		—	—	—
2/15/2012	—	3,745	(5)	—	25.56	—	—		—	—	—

(1)	The term of each SAR / stock option is ten years. (With respect to grants under the 2005 Stock Incentive Plan, the term is extended by one year if the grantee dies in the tenth year of the term.)

(2)	The value is calculated based on the $37.23 closing price of the Company’s common stock on the NYSE on December 31, 2012, the last market trading day of the year, times the number of shares that are unvested.

(3)	Vests in three equal annual installments beginning on the first anniversary of the grant date.

(4)	On July 24, 2012, restricted shares were granted to Mr. Kaplan, Mr. Cline, Mr. Reese and Mr. Gupp under the terms of Retention Agreements entered into with such executive officers. These Retention Agreements are further described above under “Retention Agreements.”

(5)	Mr. Cox’s employment with the Company terminated on June 21, 2012. Pursuant to the terms of Mr. Cox’s Severance Agreement, SARs that were otherwise scheduled to vest within one year of termination will vest in accordance with their terms.

2012 OPTION / SAR EXERCISES AND STOCK VESTED

	Option/SAR Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Ronald W. Kaplan (3)	159,921	3,918,120	28,525	760,966
James E. Cline (4)	108,000	2,351,490	10,160	271,020
F. Timothy Reese (5)	55,352	1,359,440	10,160	271,020
William R. Gupp (6)	29,161	545,547	8,025	214,059
J. Mitchell Cox (7)	91,969	1,317,490	15,429	428,722

(1)	The value is calculated based upon the number of options or SARs exercised times the difference between the strike price and the market price on the date of vesting.

(2)	The value is calculated based on the closing price of the Company common stock on the date of vesting (as set forth below in footnotes 3—7), times the number of vested shares.

(3)	The amount shown for “Option/SAR Awards” reflects 34,000 SARS exercised on April 2, 2012 at a strike price of $8.80 and a market price of $31.91, 23,355 SARs exercised on May 1, 2012 at a strike price of $8.80 and a market price of $31.78, 10,645 SARs exercised on May 1, 2012 at a strike price of $9.14 and a market price of $31.78, 34,000 SARs exercised on June 1, 2012 at a strike price of $9.14 and a market price of $27.05, and 57,921 SARs exercised on November 2, 2012 at a strike price of $9.14 and a market price of $39.28. The amount shown for “Stock Awards” reflects 6,552 restricted shares that vested on February 16, 2012 at a price of $26.50, 9,573 restricted shares that vested on February 17, 2012 at a price of $26.73, and 12,400 restricted shares that vested on February 18, 2012 at a price of $26.73.

(4)	The amount shown for “Option/SAR Awards” reflects 12,000 SARS exercised on March 9, 2012 at a strike price of $7.52 and a market price of $27.32, 24,000 SARS exercised on March 13, 2012 at a strike price of $7.52 and a market price of $29.12, 7,364 SARS exercised on June 8, 2012 at a strike price of $7.52 and a market price of $29.33, 4,636 SARS exercised on June 8, 2012 at a strike price of $9.14 and a market price of $29.33, 12,000 SARS exercised on July 2, 2012 at a strike price of $9.14 and a market price of $31.07, 12,000 SARS exercised on August 16, 2012 at a strike price of $9.14 and a market price of $29.41, 12,000 SARS exercised on September 12, 2012 at a strike price of $9.14 and a market price of $32.77, 2,856 SARS exercised on October 1, 2012 at a strike price of $9.14 and a market price of $34.52, 9,144 SARS exercised on October 1, 2012 at a strike price of $13.44 and a market price of $34.52, and 12,000 SARS exercised on November 1, 2012 at a strike price of $13.44 and a market price of $37.28. The amount shown for “Stock Awards” reflects 2,422 restricted shares that vested on February 16, 2012 at a price of $26.50, 3,554 restricted shares that vested on February 17, 2012 at a price of $26.73, and 4,184 restricted shares that vested on February 18, 2012 at a price of $26.73.

(5)

The amount shown for “Option/SAR Awards” reflects 24,296 SARS exercised on March 16, 2012 at a strike price of $8.20 and a market price of $30.18, 3,037 SARS exercised on May 1, 2012 at a strike price of $8.20 and a market price of $31.78, 3,037 SARS exercised on June 12, 2012 at a strike price of $8.20 and a market price of $30.04, 3,037 SARS exercised on July 2, 2012 at a strike price of $8.20 and a market price of $31.07, 3,037 SARS exercised on August 17, 2012 at a strike price of $8.20 and a market price of $30.00, 2,930 SARS exercised on November 1, 2012 at a strike price of $9.14 and a market price of $37.28, 2,930 SARS exercised on December 3, 2012 at a strike price of $9.14 and a market price of $40.41, and 13,048

SARS exercised on December 12, 2012 at a strike price of $9.14 and a market price of $38.09. The amount shown for “Stock Awards” reflects 2,422 restricted shares that vested on February 16, 2012 at a price of $26.50, 3,554 restricted shares that vested on February 17, 2012 at a price of $26.73, and 4,184 restricted shares that vested on February 18, 2012 at a price of $26.73.

(6)	The amount shown for “Option/SAR Awards” reflects 1,418 SARS exercised on April 2, 2012 at a strike price of $9.14 and a market price of $31.91, 1,418 SARS exercised on May 1, 2012 at a strike price of $9.14 and a market price of $31.78, 6,456 SARS exercised on May 11, 2012 at a strike price of $13.44 and a market price of $30.30, 1,418 SARS exercised on June 1, 2012 at a strike price of $9.14 and a market price of $27.05, 1,418 SARS exercised on July 2, 2012 at a strike price of $9.14 and a market price of $31.07, 1,418 SARS exercised on August 1, 2012 at a strike price of $9.14 and a market price of $24.93, 1,418 SARS exercised on September 4, 2012 at a strike price of $9.14 and a market price of $30.71, 1,418 SARS exercised on October 1, 2012 at a strike price of $9.14 and a market price of $34.52, 1,418 SARS exercised on November 1, 2012 at a strike price of $9.14 and a market price of $37.28, and 6,456 SARS exercised on November 13, 2012 at a strike price of $13.44 and a market price of $39.00. The amount shown for “Stock Awards” reflects 1,954 restricted shares that vested on February 16, 2012 at a price of $26.50, 2,863 restricted shares that vested on February 17, 2012 at a price of $26.73, and 3,208 restricted shares that vested on February 18, 2012 at a price of $26.73.

(7)	Mr. Cox’s employment with the Company terminated on June 21, 2012. The amount shown for “Option/SAR Awards” reflects 37,049 SARS exercised on August 16, 2012 at a strike price of $9.14 and a market price of $29.41, 21,519 SARS exercised on August 16, 2012 at a strike price of $13.44 and a market price of $29.41, 9,948 SARS exercised on August 16, 2012 at a strike price of $17.41 and a market price of $29.41, 9,700 SARS exercised on August 16, 2012 at a strike price of $24.17 and a market price of $29.41, 10,238 SARS exercised on August 16, 2012 at a strike price of $25.37 and a market price of $29.41, and 3,515 SARs exercised on August 16, 2012 at a strike price of $26.20 and a market price of $29.41. The amount shown for “Stock Awards” reflects 1,954 restricted shares that vested on February 16, 2012 at a price of $26.50, 2,863 restricted shares that vested on February 17, 2012 at a price of $26.73, and 3,564 restricted shares that vested on February 18, 2012 at a price of $26.73. The amount shown for “Stock Awards” also reflects 6,868 restricted shares that vested on June 21, 2012 at a price of $29.87 pursuant to Mr. Cox’s Severance Agreement.

Equity Compensation Plan Information

The following table sets forth the following information as of December 31, 2012 for (1) all equity compensation plans previously approved by the Company’s stockholders, and (2) all equity compensation plans not previously approved by the Company’s stockholders:

•	the number of securities to be issued upon the exercise of outstanding options, SARs, warrants and rights;

•	the weighted average exercise price of such outstanding options, SARs, warrants and rights; and

•	other than securities to be issued upon the exercise of such outstanding options, SARs, warrants and rights, the number of securities remaining available for future issuance under the plans.

	Number of securities to be issued upon exercise for outstanding options, SARs, warrants and rights (a)		Weighted average exercise price of outstanding options, SARs, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders (1)	807,828	(2)	$21.82	1,179,530	(3)
Equity compensation plans not approved by security holders.	—		—	—
Total	807,828	(2)	$21.82	1,179,530	(3)

(1)	Consists of the Trex Company, Inc. 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”), the Trex Company, Inc. Amended and Restated 1999 Incentive Plan for Outside Directors (the “Outside Directors Plan”), and Trex Company’s 1999 Employee Stock Purchase Plan.

(2)	Excludes 214,685 shares of restricted stock outstanding under the 2005 Stock Incentive Plan as of December 31, 2012.

(3)	Represents 1,073,728 shares remaining available for future issuance under the 2005 Stock Incentive Plan and 105,802 shares remaining available for future issuance under the 1999 Employee Stock Purchase Plan. Shares of common stock issuable under the Outside Director Plan are issued pursuant to the 2005 Stock Incentive Plan.

Elements of Post Termination Compensation

In light of competitive market practices, based on the findings in a study completed by the Compensation Committee’s independent consultant, the Compensation Committee has approved change-in-control severance agreements for the CEO and the other named executive officers. The agreements are intended to help retain these named executive officers, maintain a stable work environment and provide economic security to certain key employees in the event of termination of their employment in connection with a change in control.

Pursuant to these agreements, if, within the period beginning 90 days before and ending two years after a “change in control” of the Company, the employment of the executive, which we refer to as a “covered executive,” is terminated by the Company (other than a termination for “cause” or by reason of death or disability) or if the covered executive terminates his employment for “good reason” (a “double trigger”), the covered executive will receive severance benefits. For this purpose, “cause” includes events specified in the change-in-control severance agreement, including the covered executive’s willful or grossly negligent misconduct that is materially injurious to the Company, embezzlement or misappropriation of funds or property of the Company, conviction of a felony or any crime involving fraud, dishonesty, moral turpitude or breach of trust, or willful failure or refusal to devote full business time and attention to the performance of duties. For this purpose, “good reason” includes events specified in the change-in-control severance agreement, including a material and adverse change in the covered executive’s status or position with the Company, a 10% or greater reduction in the covered executive’s aggregate base salary and targeted annual incentive other than as part of general reduction in executive compensation, the failure by the Company or any successor to continue in effect any employee benefit plan in which the covered executive is participating other than as a result of normal expiration of such plan in accordance with its terms, or the relocation of the covered executive’s office more than 50 miles from the current office and further than his then-current residence. Upon such termination, the covered executive will receive:

•

a lump-sum cash payment equal to the sum of (1) the covered executive’s accrued base salary and accrued vacation pay, plus (2) if not previously paid, the covered executive’s annual cash incentive earned for the preceding fiscal year, plus (3) the covered executive’s targeted annual cash incentive for the year in which the severance occurs, pro-rated based upon the number of days he was employed during such year;

•

a lump sum severance payment equal to 2.99 times for the CEO and 1.5 times for the other named executive officers the sum of (1) the covered executive’s annual base salary (in effect immediately prior to the change in control or termination, whichever is greater), plus (2) the greater of (a) the covered executive’s target annual cash incentive for the year immediately prior to the year in which the change in control occurs, (b) the covered executive’s target annual cash incentive for the year of the termination of employment, or (c) the covered executive’s actual annual cash incentive for the last fiscal year immediately prior to the year of the termination of employment; and

•

continuation of group health and dental insurance, and group life insurance, on the same terms and conditions as though the covered executive had remained an active employee, for the longer of 18 months or until coverage is obtained from a new employer.

Notwithstanding the foregoing, each agreement provides that, to the extent necessary to avoid imposition of the excise tax under Section 4999 of the Internal Revenue Code in connection with a change in control, the amounts payable or benefits to be provided to the covered executive shall be reduced such that the reduction of compensation to be provided to the covered executive is minimized. In applying this principle, the reduction shall be made in a manner consistent with the requirements of Section 409A of the Internal Revenue Code, and where two economically equivalent amounts are subject to reduction but payable at different times, such amounts shall be reduced on a pro rata basis (but not below zero).

If a change of control occurs during the term of these agreements, the covered executive will be entitled to accelerated vesting of all outstanding long-term incentive awards, including, but not limited to, stock options, stock appreciation rights, restricted shares, and performance shares (at the targeted payment level) (whether or not there is a loss of employment).

A change in control is generally defined as (1) the acquisition by any person or entity of 35% of Trex Company’s outstanding stock, (2) a merger where the stockholders of the Company immediately prior to the merger would not own at least 50% of the outstanding stock of the Company after such merger, (3) a sale of all or substantially all of the assets of the Company, or (4) during any two-year period, the directors in office at the beginning of such period ceasing to be a majority of the board, unless the nomination of each new director during such period was approved by at least two-thirds of the directors in office at the beginning of such period.

The Company has also entered into an employment agreement with the CEO, and severance agreements with the other named executive officers, which provide for certain benefits upon an involuntary termination. These agreements promote retention of high-performing individuals and also assist in recruiting and retaining key employees by providing competitive arrangements.

Mr. Kaplan’s employment agreement, dated January 1, 2008, which was amended and restated on March 7, 2011, August 3, 2011 and July 24, 2012, provides for the payment of severance benefits to Mr. Kaplan if the Company terminates his employment without “cause” or if Mr. Kaplan resigns for “good reason” (other than in connection with a change-in-control). For this purpose, “cause” and “good reason” are defined in the same manner as in the change-in-control severance agreements discussed above. Upon such a termination, Mr. Kaplan will be entitled to receive the following:

•

a lump-sum cash payment equal to the sum of (1) Mr. Kaplan’s accrued base salary and accrued vacation pay, plus (2) if not previously paid, Mr. Kaplan’s annual cash incentive earned for the preceding fiscal year;

•

a lump-sum cash payment equal to 2 times the sum of (1) Mr. Kaplan’s base salary then in effect plus his automobile allowance, plus (2) an amount equal to the greater of (a) Mr. Kaplan’s targeted annual cash incentive for the year immediately prior to the year in which his employment terminates, or (b) his actual annual cash incentive earned for the preceding year;

•	continued health, dental, and life insurance benefits for up to 24 months; and

•

accelerated vesting of all outstanding long-term incentive awards, including stock options, stock appreciation rights, and restricted shares, with any stock options or stock appreciation rights being exercisable for a period ending on the earlier of 5 years after termination of employment or the expiration of the term of such grant.

If Mr. Kaplan’s employment is terminated during a change-in-control protection period under his change-in-control severance agreement, described above, Mr. Kaplan will be entitled to receive the severance payments specified under that agreement instead of the foregoing payments under his employment agreement.

Mr. Kaplan is not entitled to any additional severance payments or benefits under his employment agreement if his employment is terminated by the Company for cause, by Mr. Kaplan without good reason, or if it terminates due to his death or disability.

Mr. Kaplan’s employment agreement has an initial term expiring on August 16, 2015, but will automatically be extended for additional one-year periods beginning on August 17, 2015 unless either Mr. Kaplan or the Company provides a non-extension notice to the other party at least 90 days before the expiration of the employment term then in effect. In the event that the Company provides a non-extension notice for the renewal period that would otherwise begin on August 17, 2015, then the Company will pay to Mr. Kaplan a lump sum cash payment equal to 1.5 times the sum of his base salary then in effect and his targeted cash bonus for the 2015 fiscal year.

The severance agreements with each of the other named executive officers provide for the payment of severance compensation and benefits to the covered executive officer if the Company terminates his employment without “cause” or if the covered executive resigns for “good reason.” For this purpose, “cause” and “good reason” are defined in the same manner as in the change-in-control severance agreements discussed above. Upon such a termination, the covered executive will be entitled to receive the following:

•

a lump-sum cash payment equal to the sum of (1) covered executive’s accrued base salary and accrued vacation pay plus (2) if not previously paid, the covered executive’s annual cash incentive earned for the preceding fiscal year;

•

a lump-sum cash payment equal to one times the sum of (1) the covered executive’s base salary then in effect, plus (2) an amount equal to the greater of (a) the covered executive’s targeted annual cash incentive for the year immediately prior to the year in which his employment terminates, or (b) his actual annual cash incentive earned for the preceding year;

•

continued health and dental plan benefits on the same terms and conditions as though the covered executive had remained an active employee, for the shorter of 12 months or until equivalent coverage is obtained from a new employer; and

•

vesting of outstanding unvested equity as follows: (a) any unvested restricted stock or restricted stock units held by the covered executive immediately prior to termination of employment that were otherwise scheduled to vest during the one year period following termination shall not be forfeited and instead shall be immediately vested and all applicable restrictions on any shares under such grants shall lapse, and (b) any unvested stock appreciation rights or options held by the covered executive immediately prior to termination of employment that were otherwise scheduled to vest during the one year period following termination shall not be forfeited and instead shall vest in accordance with such schedule, and shall then be exercisable for a period of 90 days following such vesting.

If the covered executive’s employment is terminated during a change-in-control protection period under his change-in-control severance agreement, described above, the covered executive will be entitled to receive the severance payments specified under that agreement instead of the foregoing payments under his severance agreement.

The covered executive is not entitled to any additional severance payments or benefits under his severance agreement if his employment is terminated by the Company for cause, by the covered executive without good reason, or if it terminates due to his death or disability.

The term of each severance agreement is two years, unless it is extended by mutual agreement of the parties.

The table below reflects the amount of compensation payable to the CEO and each of the Company’s other named executive officers in the event of termination of such officer’s employment (including termination by death or disability) and/or a change in control. The amounts shown assume that such termination and/or change in control was effective as of December 31, 2012 and thus includes amounts earned through such date. These figures are estimates of the amounts which would be paid to the officers upon their termination and/or a change-in-control. The actual amounts to be paid can only be determined at the time of such event. With respect to Mr. Cox, his employment did terminate on June 21, 2012, so the table below reflects the actual benefits paid to him as a result of such termination.

CHANGE IN CONTROL AND SEVERANCE COMPENSATION AS OF DECEMBER 31, 2012

Name	Termination by reason of:	Cash ($)	Benefit Continuation ($)(1)	Intrinsic Value of Equity Awards as of 12/31/12 ($)(2)	Outplacement Services ($)(3)	Benefit Reduction ($)(4)	Total Benefit ($)
Ronald W. Kaplan	For Cause or Voluntary	—	—	—	—	—	—
	Death or Disability (5)	—	—	4,029,155	—	—	4,029,155
	Involuntary Termination (6)	3,165,600	20,774	4,029,155	—	—	7,215,529
	Change in control (8)	—	—	4,029,155	—	—	4,029,155
	Termination after change in control (8)	4,740,542	15,580	4,029,155	20,000	—	8,805,277

James E. Cline	For Cause or Voluntary	—	—	—	—	—	—
	Death or Disability (5)	—	—	1,623,357	—	—	1,623,357
	Involuntary Termination (7)	977,970	9,176	1,187,273	—	—	2,195,126
	Change in control (8)	—	—	1,623,357	—	—	1,623,357
	Termination after change in control (8)	1,431,045	14,825	1,623,357	20,000	—	3,089,227

F. Timothy Reese	For Cause or Voluntary	—	—	—	—	—	—
	Death or Disability (5)	—	—	1,623,357	—	—	1,623,357
	Involuntary Termination (7)	977,970	9,176	1,187,273	—	—	2,195,126
	Change in control (8)	—	—	1,623,357	—	—	1,623,357
	Termination after change in control (8)	1,431,045	14,825	1,623,357	20,000	—	3,089,227

William R. Gupp	For Cause or Voluntary	—	—	—	—	—	—
	Death or Disability (5)	—	—	1,363,416	—	—	1,363,416
	Involuntary Termination (7)	871,820	11,201	1,011,732	—	—	1,895,422
	Change in control (8)	—	—	1,363,416	—	—	1,363,416
	Termination after change in control (8)	1,259,020	17,805	1,363,416	20,000	—	2,660,241

J. Mitchell Cox (9)	Involuntary Termination (7)	589,146	9,176	296,139	—	—	894,461

(1)	Reflects Company’s portion of cost of group health and dental insurance and group life insurance.

(2)	This value is calculated as the intrinsic value of all unvested equity awards held as of December 31, 2012 that would have vested upon death or disability, an involuntary termination, a change-in-control, or a termination after a change in control based on the $37.23 closing price of the Company’s common stock on the NYSE on December 31, 2012, the last market trading day of the year.

(3)	Reflects estimated outplacement services entitled to the Named Executive Officers by their change-in-control severance agreements.

(4)	To the extent that a Named Executive Officer’s change-in-control severance benefits would cause him to become subject to the excise tax imposed by Section 4999 of the Code, this value reflects the reduction of his severance benefits to the extent necessary to avoid the application of this tax, as stated in his change-in-control severance agreement.

(5)	The 2005 Stock Incentive Plan, and individual restricted stock agreements and SAR agreements, provide that all unvested restricted shares and unvested SARs immediately vest upon the death or disability of the executive.

(6)	This represents benefits and payments under Mr. Kaplan’s Employment Agreement discussed above.

(7)	This represents benefits and payments under the severance agreements covering executive officers other than Mr. Kaplan, discussed above.

(8)	This represents benefits and payments under the change-in-control severance agreements discussed above.

(9)

Mr. Cox’s employment with the Company terminated on June 21, 2012. In addition to payment of Mr. Cox’s base salary through such date, he also received $433,900 in a severance payment pursuant to the terms of his Severance Agreement, which provided for a payment of his 2012 base salary of $273,700 plus his 2012 target cash incentive of $160,200. The Company also paid Mr. Cox $155,246, which was a pro-rata portion (based upon the number of days he was employed during 2012) of the amount that he would have otherwise received in 2013 under the Company’s annual cash incentive plan for 2012 had he been employed through such payment date. Pursuant to his Severance Agreement, any restricted shares otherwise scheduled to vest within one year of termination immediately vested, and any SARs scheduled to vest within one year of termination did vest. For purposes of the above table, the value of these restricted shares and SARs are based upon the $29.87 closing price of the Company’s common stock on June 21, 2012.

The Company’s Compensation Policies and Practices as They Relate to Risk

The Company does not believe that its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. The annual cash incentive plan described in the Compensation Discussion and Analysis is based upon achievement of annual financial targets, and potential cash incentive opportunities are tempered so as not to place a disproportionate incentive on short-term financial results. Although this does motivate management to enhance short-term financial results, the long term incentive plan provides appropriate motivation to achieve long-term financial results as well, given that the value of the long term incentive compensation is based upon the value of the Company stock and constitutes a significant portion of each executive’s total compensation package. The Company has constructed the determinant performance factors in short- and long-term performance plans such that they balance focus on performance metrics with strong links to stockholder value creation and overall company performance, which we believe avoids any potential risks that may result from an imbalance in performance metrics.

REPORT OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS OF TREX COMPANY, INC.

During the fiscal year ended December 31, 2012, the Audit Committee of the Board of Directors (the “Board”) of Trex Company, Inc. (the “Company”) reviewed with the Company’s financial managers, the internal auditors and Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, the scope of the annual audit and audit plans, the results of internal and external audit examinations, the evaluation of the Company’s system of internal control, the quality of the Company’s financial reporting, and the Company’s process for legal and regulatory compliance. The Audit Committee also monitored the progress and results of the testing of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

Management is responsible for the Company’s system of internal control, the financial statements and the financial reporting process, and the assessment of the effectiveness of internal control over financial reporting. Ernst & Young is responsible for performing an integrated audit and issuing reports on the following: (1) the Company’s consolidated financial statements, and (2) the Company’s internal control over financial reporting. As provided in its charter, the Audit Committee’s responsibilities include monitoring and overseeing these processes. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with management.

Consistent with this oversight responsibility, Ernst & Young reports directly to the Audit Committee. The Audit Committee appointed Ernst & Young as the Company’s independent registered public accounting firm and approved the firm’s compensation.

The Audit Committee discussed with Ernst & Young the matters required to be discussed by the New York Stock Exchange, the Securities and Exchange Commission, the Public Company Accounting Oversight Board, and the American Institute of Certified Public Accountants’ Statement on Auditing Matters No. 61, Communication with Audit Committee, as amended, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received from Ernst & Young the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and discussed with Ernst & Young the firm’s independence from the Company and its management.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Paul A. Brunner, Chairman

Jay M. Gratz

Frank H. Merlotti, Jr.

Richard E. Posey

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal 2)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2012 compensation of our named executive officers.

The Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Approval of Proposal 2

Approval of this proposal will require the affirmative vote of holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on such matter at the annual meeting.

The Board unanimously recommends that the stockholders of the Company vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

APPROVAL OF MATERIAL TERMS FOR PERFORMANCE-BASED EQUITY AWARDS UNDER THE TREX COMPANY, INC. 2005 STOCK INCENTIVE PLAN TO QUALIFY SUCH AWARDS AS PERFORMANCE-BASED COMPENSATION UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE

(Proposal 3)

The stockholders are asked to consider and vote upon a proposal to approve the material terms for performance-based equity awards under the Trex Company, Inc. 2005 Stock Incentive Plan, or “2005 Stock Incentive Plan”, to qualify such awards as performance-based compensation under Section 162(m) of the Internal Revenue Code. If the stockholders approve this proposal, the compensation paid pursuant to such material terms will be fully deductible by Trex Company under Section 162(m) of the Internal Revenue Code.

The 2005 Stock Incentive Plan was approved by the stockholders at the annual meeting held on April 21, 2005. The stockholders approved an amendment of the 2005 Stock Incentive Plan at the annual meeting held on May 7, 2008. A copy of the 2005 Stock Incentive Plan is attached as Appendix A to this proxy statement.

Awards may be granted under the 2005 Stock Incentive Plan to officers, directors (including non-employee directors) and other employees of the Company or any subsidiary thereof, to any adviser, consultant or other provider of services to the Company (and any employee thereof), and to any other individuals whose participation in the Plan is determined by the Board to be in the best interest of the Company. Only employees of the Company or any subsidiary thereof are eligible to receive incentive stock options.

Section 162(m) of the Internal Revenue Code generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and four other most highly compensated officers, as determined in accordance with the applicable rules under the Securities Exchange Act. However, under the Internal Revenue Code there is no limitation on the deductibility of “qualified performance-based compensation.” To satisfy this definition: the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals; the performance goal under which compensation is paid must be established by a compensation committee composed solely of two or more directors who qualify as “outside directors” for purposes of the exception; the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation in a separate vote before payment is made; and the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were satisfied. Under the Internal Revenue Code, a director is an “outside director” if the director is not a current employee of the corporation, is not a former employee who receives compensation for prior services (other than under a qualified retirement plan), has not been an officer of the corporation, and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a 5% ownership interest), remuneration from the corporation in any capacity other than as a director.

For purposes of Section 162(m), we are seeking reapproval of the material terms for performance-based equity awards, including the general business criteria that may be used to set performance objectives for awards intended to qualify under Section 162(m). As discussed in the Compensation Discussion and Analysis, we generally seek to preserve our ability to claim tax deductions for compensation paid to executives. Stockholder approval of the general business criteria, without specific targeted levels of performance, and of the other material terms for performance-based awards will permit qualification of awards for full tax deductibility under Section 162(m).

In the case of compensation attributable to stock options and SARs, the performance goal requirement is deemed satisfied, and the certification requirement is inapplicable, if (1) the grant or award is made by the compensation committee, (2) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted to an employee during a specified period, and (3) under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant. Stock options and SARs issued by the Company meet these criteria.

With respect to compensation attributable to restricted stock and restricted stock units, the 2005 Stock Incentive Plan provides that the Compensation Committee will determine the terms and conditions of each award, including the restricted period for all or a portion of the award (which will be a minimum of 3 years), the restrictions applicable to the award, and, with respect to restricted stock units, whether the participant will receive the dividends and other distributions paid with respect to the award as declared and paid to the holders of the common stock during the restricted period. Awards of restricted stock and restricted stock units may be subject to satisfaction of corporate or individual performance objectives, provided that the minimum performance period is one year. Such performance objectives may be stated either on an absolute or relative basis and may be based on one or more of the following business criteria:

•	earnings per share;

•	total stockholder return;

•	operating earnings;

•	earnings before interest, taxes, depreciation and amortization (“EBITDA”);

•	growth in assets;

•	return on equity;

•	return on capital;

•	market share;

•	stock price;

•	net income;

•	cash flow;

•	sales growth (in general, by type of product and by type of customer);

•	retained earnings;

•	completion of acquisitions;

•	completion of divestitures and asset sales;

•	cost or expense reductions;

•	introduction or conversion of product brands;

•	achievement of specified management information systems objectives; and

•	any combination of any of the foregoing business criteria. (e.g., cash flow return on capital).

Performance objectives may include positive results, maintaining the status quo or limiting economic losses.

The 2005 Stock Incentive Plan provides that no participant may receive options or SARs exercisable for more than 150,000 shares of stock in any year, except if the participant is a newly hired employee, in which case the maximum is 300,000 shares, and the maximum number of restricted shares or restricted stock units that vest based on the achievement of performance objectives that may be awarded in any year is 75,000, except if the participant is a newly hired employee, in which case the maximum is 150,000 shares.

It is the Compensation Committee’s policy to seek to qualify executive compensation for deductibility to the extent that such policy is consistent with Trex Company’s overall objectives in attracting, motivating and retaining its executives.

Approval of Proposal 3

Approval of this proposal will require the affirmative vote of holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on such matter at the annual meeting.

The Board unanimously recommends that the stockholders of the Company vote FOR approval of the foregoing material terms for performance-based equity awards under the 2005 Stock Incentive Plan to qualify such awards as performance-based compensation under Section 162(m) of the Internal Revenue Code.

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 4)

The Audit Committee of the Board has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2013. The Board is submitting this appointment for stockholder ratification at the annual meeting.

A representative of Ernst & Young will attend the annual meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

The Company’s bylaws do not require that stockholders ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm. The Company is asking its stockholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the stockholders do not ratify the appointment of Ernst & Young, the Audit Committee will reconsider whether or not to retain Ernst & Young as the Company’s independent registered public accounting firm, but may determine to do so. Even if the appointment of Ernst & Young is ratified by the stockholders, the Audit Committee may change the appointment at any time if it determines that a change would be in the best interests of the Company and its stockholders.

Approval of Proposal 4

Approval of this proposal will require the affirmative vote of holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on such matter at the annual meeting.

The Board unanimously recommends that the stockholders of the Company vote FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees

Ernst & Young LLP served as the Company’s independent registered public accounting firm for the Company’s fiscal years ended December 31, 2012 and 2011. The following sets forth the aggregate fees billed by Ernst & Young to the Company for fiscal years 2012 and 2011.

	2012	2011
Audit services	$645,000	$695,000
Audit-related services	—	6,770
Tax services	$231,152	$257,205
All other services	—	—

Total	$876,152	$958,975

The Audit Committee considered whether Ernst & Young’s provision of non-audit-related services is compatible with maintaining Ernst & Young’s independence.

Audit Services. Audit services include services performed by Ernst & Young to comply with generally accepted auditing standards related to the audit and review of the Company’s financial statements. The audit fees shown above for the 2012 and 2011 fiscal years were incurred principally for services rendered in connection with the audit of the Company’s consolidated financial statements and associated SEC filings, the issuance of opinions on the Company’s internal control over financial reporting and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and quarterly reviews.

Audit-Related Services. Audit-related services include assurance and related services that are traditionally performed by independent registered public accounting firms.

Tax Services. The tax fees shown above were incurred in connection with the preparation of the Company’s tax returns and corporate tax consultations.

Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax and other services. Pre-approval on other than an engagement-by-engagement basis is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by such firm in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee also may pre-approve particular services on an engagement-by-engagement basis.

During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee has the authority to delegate pre-approval authority to a subcommittee of the Audit Committee consisting of one or more of its members.

All services provided to the Company by Ernst & Young LLP during fiscal 2012 and 2011 were pre-approved by the Audit Committee in accordance with this policy.

TRANSACTIONS WITH RELATED PERSONS

The Company’s Board has adopted a written policy for the approval of transactions with related persons. The policy requires Audit Committee approval or ratification of transactions which involve more than $120,000 in which the Company is a participant and in which a Company director, nominee for director, executive officer, greater than 5% stockholder, or an immediate family member of any of the foregoing persons has a direct or indirect material interest. In reviewing the related party transaction, the Audit Committee will, after reviewing all material information regarding the transaction, take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy includes standing pre-approval for the following related person transactions:

•

any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s equity securities, if the aggregate amount involved does not exceed the greater of $1,000,000, or 2% of that company’s total annual revenues;

•

any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a related person’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $1,000,000, or 2% of the charitable organization’s total annual receipts;

•

any transaction, such as dividends paid on the common stock, in which the related person’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis; and

•	any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

There are no transactions with related persons to report for fiscal 2012.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Securities Exchange Act, stockholder proposals to be included in the proxy statement for the Company’s annual meeting of stockholders in 2014 must be received by the Secretary of the Company at the Company’s offices at 160 Exeter Drive, Winchester, Virginia 22603-8605, no later than November 23, 2013. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC.

Under the Company’s bylaws, notice of proposals by stockholders to be brought before any annual or special meeting generally must be delivered to the Company no earlier than 120 days and no later than 90 days before the first anniversary of the preceding year’s annual meeting. The notice under the bylaws must include the following information: (1) a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Company’s bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (2) as to the stockholder giving the notice and the beneficial owner, if any, of common stock on whose behalf the proposal is made, (a) the name and address of record of such stockholder and the name and address of such beneficial owner, (b) the class and number of shares of the Company’s capital stock which are owned beneficially and of record by such stockholder and such beneficial owner, (c) a representation that the stockholder is a holder of record of the Company’s capital stock entitled to vote at such meeting and intends to appear, in person or by proxy, at the meeting to propose such business, and (d) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends to (A) deliver a proxy statement or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to adopt the proposal, or (B) otherwise solicit proxies from stockholders in support of such proposal.

The foregoing provisions of the Company’s bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If you and other residents at your mailing address own common stock through a broker or bank in “street name,” your broker or bank may have sent you a notice that your household will receive only one annual report to stockholders and proxy statement or a Notice of Internet Availability indicating proxy materials are available on the internet for each company in which you hold shares through that broker or bank. The practice of sending only one copy of an annual report to stockholders and proxy statement or a Notice of Internet Availability is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of the Notice of Internet Availability to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New Jersey 11717 (telephone number: 1-800-542-1061). In any event, if you did not receive an individual copy of the Company’s annual report to stockholders or this proxy statement, and wish to do so, the Company will send a copy to you if you address your written request to Trex Company, Inc., 160 Exeter Drive, Winchester, Virginia 22603-8605, Attention: Secretary, or call the Company at 540-542-6300. If you are receiving multiple copies of the annual report to stockholders and proxy statement or Notice of Internet Availability, you can request householding by contacting the Company in the same manner. The Company encourages you to participate in this program. It will reduce the volume of duplicate information received at your household, as well as reduce the Company’s expense.

OTHER MATTERS

The Board does not intend to present to the annual meeting any other matters not referred to above and does not presently know of any matters that may be presented to the meeting by others. If other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

By Order of the Board of Directors,

/s/ Ronald W. Kaplan

Ronald W. Kaplan
Chairman, President and Chief Executive Officer

Dated: March 22, 2013

Appendix A

TREX COMPANY, INC.

2005 STOCK INCENTIVE PLAN

i

ii

TREX COMPANY, INC. 2005 STOCK INCENTIVE PLAN

Trex Company, Inc., a Delaware corporation (the “Company”), sets forth herein the terms of the Trex Company, Inc. 2005 Stock Incentive Plan (the “Plan”), formerly known as the Trex Company, Inc. Amended and Restated 1999 Stock Option and Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s ability to attract and retain highly qualified officers, key employees, outside directors and other persons, and to motivate such officers, key employees, outside directors and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees, outside directors and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, restricted stock units, unrestricted stock and stock appreciation rights in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and all Service Providers shall in all cases be non-qualified stock options.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.	“Affiliate” of, or person “affiliated” with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

2.2.	“Amendment and Restatement Date” means the date on which the Plan, as herein amended and restated and adopted by the Board on March 8, 2005, is approved by the Company’s stockholders.

2.3.	“Award Agreement” means the stock option agreement, restricted stock agreement, restricted stock unit agreement, stock appreciation right agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.4.	“Board” means the Board of Directors of the Company.

2.5.	“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.6.	“Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

2.7.	“Company” means Trex Company, Inc., a Delaware corporation.

2.8.	“Effective Date” means the date designated by the Board in its resolution adopting the Plan.

2.9.	“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.10.

“Fair Market Value” means the closing price of a share of Stock reported on the New York Stock Exchange (“NYSE”) on the date Fair Market Value is being determined, provided that if there should be no closing price reported on such date, the Fair Market Value of a share of Stock on such date shall be deemed equal to the closing price as reported by the NYSE for the last preceding date on which sales of shares were reported. Notwithstanding the foregoing, in the event that the shares of Stock are listed upon more than one established stock exchange, Fair Market Value means the closing price of a share of Stock reported on the exchange that trades the largest volume of shares on such date. If the Stock is not at the time listed or admitted to trading on a stock exchange, Fair Market Value means the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board and regularly reporting the market price of Stock in such market. If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, Fair Market Value shall be as determined in good faith by the Board.

2.11.	“Grant” means an award of an Option, Restricted Stock, Restricted Stock Unit, Unrestricted Stock, or Stock Appreciation Right under the Plan.

2.12.	“Grant Date” means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant or (ii) such other date as may be specified by the Board or such Committee.

2.13.	“Grantee” means a person who receives or holds an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or Unrestricted Stock under the Plan.

2.14.	“Immediate Family Members” means the spouse, children, grandchildren, parents and siblings of the Grantee.

2.15.	“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code.

2.16.	“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.17.	“Option Price” means the purchase price for each share of Stock subject to an Option.

2.18.	“Outside Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.19.	“Plan” means this Trex Company, Inc. 2005 Stock Incentive Plan (formerly known as the Trex Company, Inc. Amended and Restated 1999 Stock Option and Incentive Plan), as amended from time to time.

2.20.	“Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.21.	“Restricted Period” means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 11.2 hereof.

2.22.	“Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 11 hereof, that are subject to restrictions and to a risk of forfeiture.

2.23.	“Restricted Stock Unit” means a unit awarded to a Grantee pursuant to Section 11 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

2.24.	“Retirement’ means termination of employment with the Company and its Subsidiaries on or after age 65.

2.25.	“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.26.	“Service Provider” means a consultant or adviser to the Company, a manager of the Company’s properties or affairs, or other similar service provider or Affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

2.27.	“Stock” means the common stock, par value $0.01 per share, of the Company.

2.28.	“Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9 hereof.

2.29.	“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.30.	“Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

2.31.	“Unrestricted Stock” means an award of Stock granted to a Grantee pursuant to Section Error! Reference source not found. hereof.

3.	ADMINISTRATION OF THE PLAN

3.1	Board

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation, bylaws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation, bylaws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board or an executive officer of the Company; provided, however, that, unless otherwise provided by resolution of the Board, only the Board or the Committee may make a Grant to an executive officer of the Company and establish the number of shares of Stock that may be subject to Grants with respect to any fiscal period.

3.2	Committee.

The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 hereof and in other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation, bylaws and applicable law. In the event that the Plan, any Grant or any Award Agreement provides for any action to be taken or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section 3.2. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate the authority delegated to it under the Plan to a member of the Board of Directors or an executive officer of the Company; provided, however, that, unless otherwise provided by the Board, only the Board or the Committee may make a Grant to a Reporting Person of the Company and establish the number of shares of Stock that may be subject to Grants during any fiscal period.

3.3	Grants.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the types of Grants to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant, including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof, including lapse relating to a change in control of the Company) relating to the vesting, exercise, transfer or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options, (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to make Grants alone, in addition to, in tandem with, or in substitution or exchange for any other Grant or any other award granted under another plan of the Company or a Subsidiary. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company any Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the subsequent Grant is made.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate thereof or any confidentiality obligation with respect to the Company or any affiliate thereof or otherwise in competition with the Company, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate thereof and is terminated “for cause” as defined in the applicable Award Agreement. The Board may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.

Without the approval of the stockholders of the Company, no amendment or modification may be made to an outstanding Option or SAR which reduces the Option Price or SAR grant price, either by lowering the Option Price or SAR grant price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower Option Price or SAR grant price, as the case may be, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 16 hereof.

3.4	No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

3.5	Applicability of Rule 16b-3.

Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

3.6	Termination of Employment or Other Relationship.

(i) Whether a termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries shall have occurred and whether such termination is by reason of “permanent and total disability” (within the meaning of Section 22(c)(3) of the Code) shall be determined by the Board, whose determination shall be final and conclusive.

(ii) Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, whose determination shall be final and conclusive.

(iii) For purposes of the Plan, a termination of employment or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company, a Subsidiary or a Service Provider, or is engaged as a Service Provider or an Outside Director.

4.	STOCK SUBJECT TO THE PLAN

4.1	Aggregate Limitation.

(i) Subject to adjustment as provided in Section 16 hereof, the aggregate number of shares of Stock available for issuance under the Plan pursuant to Options or other Grants shall be three million one hundred and fifty thousand (3,150,000) Shares. Shares may be authorized but unissued shares, treasury shares or issued and outstanding shares that are purchased in the open market.

(ii) Any shares of Stock granted under the Plan which are forfeited to the Company because of the failure to meet an award contingency or condition shall again be available for issuance pursuant to new awards granted under the Plan. Any shares of Stock covered by an award (or portion of an award) granted under the Plan which is forfeited or canceled, expires or is settled in cash shall be deemed not to have been issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan.

(iii) If any Option is exercised by tendering shares of Stock, by withholding shares of Stock subject to the Option being exercised, by tendering or withholding shares of Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of an Option or a stock option under any prior plan of the Company as hereinabove described, only the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. In the case of a SAR, only the actual number of shares of Stock issued upon exercise of the SAR shall be deemed issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. Shares of Stock issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards resulting from the acquisition of another entity shall not reduce the maximum number of shares available for issuance under the Plan.

(iv) The number of shares of Stock reserved under this Section 4 shall be increased by the number of any shares of Stock that are repurchased by the Company with Option Proceeds (as defined herein) in respect of the exercise of an Option; provided, however, that the number of shares of Stock contributed to the number of shares of Stock reserved under this Section 4 in respect of the use of Option Proceeds for repurchase shall not be greater than the number obtained by dividing the amount of such Option Proceeds by the Fair Market Value on the date of exercise of the applicable Option. “Option Proceeds” means, with respect to an Option, the sum of (x) the Option Price paid in cash, if any, to purchase shares of Stock under such Option, plus (y) the value of all federal, state and local tax deductions to which the Company is entitled with respect to the exercise of such Option, determined using the highest Federal tax rate applicable to corporations and a blended tax rate for state and local taxes based on the jurisdictions in which the Company does business and giving effect to the deduction of state and local taxes for Federal tax purposes.

(v) The number of shares of Stock available for grant as incentive stock options shall not exceed three million one hundred and fifty thousand (3,150,000), subject to adjustment as provided in Section 16 hereof, and shall not be increased by reason of the application of subsection (iii) or (iv) of this Section 4.1.

4.2	Application of Aggregate Limitation.

The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares of Stock previously counted in connection with a Grant.

4.3	Per-Grantee Limitation.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(i) no person eligible for a Grant under Section 6 hereof may be awarded Options and SARs under the Plan exercisable for greater than one hundred and fifty thousand (150,000) shares of Stock in any single calendar year, except that in the case of a newly hired employee, such limit shall be three hundred thousand (300,000) shares of Stock (in each case, subject to adjustment as provided in Section 16 hereof); and

(ii) the maximum number of shares of Restricted Stock or Unrestricted Stock that are earned based on achievement of performance objectives that may be awarded under the Plan (including for this purpose any shares of Stock represented by Restricted Stock Units) to any person eligible for a Grant under Section 11 hereof is seventy five thousand (75,000) shares of Stock in any single calendar year, except that in the case of a newly hired employee, such limit shall be one hundred and fifty thousand (150,000) shares of Stock (in each case, subject to adjustment as provided in Section 16 hereof).

5.	EFFECTIVE DATE AND TERM OF THE PLAN

5.1	Effective Date.

The Plan prior to its amendment and restatement herein was originally effective as of the Effective Date. The Plan as herein amended and restated was approved by the Board on March 8, 2005 and shall be effective as of date the Plan is approved by the Company’s stockholders. If the stockholders of the Company fail to approve the Plan as herein amended and restated within one year after the date the Plan as herein amended and restated was approved by the Board, any Awards made hereunder in excess of the number of shares available for Awards under the Plan prior to its amendment and restatement shall be null and void and of no effect, and the applicable terms of the Plan shall be the terms in effect immediately prior to the Plan’s amendment and restatement. The amendment and restatement of the Plan shall have no effect on Grants made under the Plan prior to the Amendment and Restatement Date.

5.2	Term.

The Plan shall expire on the tenth anniversary of the Amendment and Restatement Date.

6.	PERMISSIBLE GRANTEES

6.1	Employees and Service Providers.

Subject to the provisions of Section 6.3 hereof, Grants may be made under the Plan to any employee of the Company or any Subsidiary, including any such employee who is an officer or director of the Company, to an Outside Director, to a Service Provider or employee of a Service Provider providing, or who has provided, services to the Company or any Subsidiary, and to any other individual whose participation in the Plan is determined by the Board to be in the best interests of the Company, as the Board shall determine and designate from time to time.

6.2	Multiple Grants.

An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

6.3	LIMITATIONS ON GRANTS OF INCENTIVE STOCK OPTIONS

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

7.	AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements issued from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

8.	OPTIONS

8.1	Option Price.

The Option Price of each Option shall be no less than the Fair Market Value of a share of Stock on the date of grant and stated in the Award Agreement evidencing such Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent (10%) of the Company’s outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2	Vesting.

Subject to Sections 8.3 and 16 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement, provided, however, that subject to earlier vesting as otherwise provided herein, the vesting period shall be a minimum of three (3) years. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3	Option Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years (eleven years if the Grantee shall terminate employment or other service due to death in the tenth year of the Option term) from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and thereafter stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent (10%) of the outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its date of grant.

8.4	Termination of Employment or Other Relationship for a Reason Other than Retirement, Death or Disability.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries other than by reason of death, “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) or Retirement, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 8.2 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 8.2 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee’s termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof.

8.5	Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by or providing services to the Company or its Subsidiaries, all Options granted to such Grantee that have not previously terminated shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within five years after the date of such Grantee’s death and prior to termination of the Option pursuant to Section 8.3 hereof, to exercise any Option held by such Grantee at the date of such Grantee’s death.

8.6	Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or its Subsidiaries is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s Options that have not previously terminated shall fully vest, and shall be exercisable for a period of five years after such termination of employment or other relationship, subject to earlier termination of the Option as provided in Section 8.3 hereof.

8.7	Rights in the Event of Retirement.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company is terminated by reason of the Grantee’s Retirement, all Options granted to such Grantee that have not previously terminated shall fully vest on the date of Retirement, and the Grantee shall have the right, at any time within five years after the date of such Grantee’s Retirement and prior to termination of the Option pursuant to Section 8.3 hereof, to exercise any Option held by such Grantee at the date of such Grantee’s Retirement.

8.8	Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the date upon which the Option is granted (except as provided in Section 8.3 hereof in the case of death of the Grantee), or after the occurrence of an event referred to in Section 16 hereof which results in termination of the Option.

8.9	Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares of Stock available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) to the extent permitted by law and at the Board’s discretion, through the actual or constructive tender to the Company of shares of Stock, which shares of Stock, if acquired from the Company, shall have been held for at least six months prior to such tender if necessary to avoid negative accounting treatment (or such shorter period as the Board may approve) and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) to the extent permitted by law and at the Board’s discretion, by a combination of the methods described in clauses (i) and (ii) or any other method permitted by law that is approved by the Board. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

8.10	Rights as a Stockholder; Dividend Equivalents.

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 16 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance. However, the Board may, on such conditions as it deems appropriate, provide that a

Grantee will receive a benefit in lieu of cash dividends that would have been payable on any or all shares of Stock subject to the Grant if such shares of Stock had been outstanding. Without limitation, the Board may provide for payment to the Grantee of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Grantee.

8.11	Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a Stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock subject to the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

9.	STOCK APPRECIATION RIGHTS

9.1	SAR Price.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one share of Stock on the date of exercise over (y) the grant price of the SAR, as determined by the Board. The grant price of a SAR shall not be less than the Fair Market Value of a share of Stock on the Grant Date.

9.2	Vesting, and Terms and Conditions Governing SARs.

The Board shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including exercise based on achievement of performance objectives or future service requirements), the time or times at which and the circumstances under which a SAR shall cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, whether or not a SAR shall be in tandem or in combination with any other Grant, and any other terms and conditions of any SAR provided, however, that subject to earlier vesting as otherwise provided herein, the vesting period shall be minimum of three (3) years.

9.3	SAR Term

Each SAR granted under the Plan shall terminate upon the expiration of ten years (eleven years if the Grantee shall terminate employment or other service due to death in the tenth year of the SAR term) from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and thereafter stated in the Award Agreement relating to such SAR.

9.4	Termination of Employment or Other Relationship for a Reason Other than Retirement, Death or Disability.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries other than by reason of death, “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) or Retirement, any SAR or portion thereof held by such Grantee that has not vested shall terminate immediately, and any SAR or portion thereof that has vested but has not been exercised shall terminate at the close of business on the 90th day following the Grantee’s termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday).

9.5	Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by or providing services to the Company or its Subsidiaries, all SARs granted to such Grantee that have not previously terminated shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within five years after the date of such Grantee’s death and prior to termination of the SAR pursuant to Section 9.2 hereof, to exercise any SAR held by such Grantee at the date of such Grantee’s death.

9.6	Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s SARs that have not previously terminated shall fully vest, and shall be exercisable for a period of five years after such termination of employment or other relationship, subject to earlier termination of the SAR as provided in Section 9.2 hereof. Whether a termination of employment or other relationship is considered to be by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, whose determination shall be final and conclusive.

9.7	Rights in the Event of Retirement.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or its Subsidiaries is terminated by reason of the Grantee’s Retirement, all SARs granted to such Grantee that have not previously terminated shall fully vest on the date of Retirement, and the Grantee shall have the right, at any time within five years after the date of such Grantee’s Retirement and prior to termination of the SAR pursuant to Section 9.2 hereof, to exercise any SAR held by such Grantee at the date of such Grantee’s Retirement.

9.8	Limitations on Exercise of SAR.

Notwithstanding any other provision of the Plan, in no event may any SAR be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the date upon which the SAR is granted (except as provided in Section 9.3 hereof in the case of death of the Grantee), or after the occurrence of an event referred to in Section 16 hereof which results in termination of the SAR.

10.	TRANSFERABILITY OF OPTIONS AND SARS

10.1	General Rule

Except as provided in Section 10.2 hereof, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR or Option. Except as provided in Section 10.2 hereof, no Option or SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

10.2	Family Transfers.

To the extent permitted by the Board and under such rules and conditions as may be imposed by the Board, a Grantee may transfer all or part of an Option that is not an Incentive Stock Option or a SAR to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member or (iii) a partnership or limited liability company in which Immediate Family Members are the only partners or members, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options or SARs or transfers of an interest in a trust, partnership, or limited liability company to which an Option or SAR has been transferred are prohibited except those in accordance with this Section 10.2 or by will or the laws of descent and distribution. Following such transfer, any such Option or SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that, for purposes of this Section 10.2, the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment or other relationship referred to in Section 8.4 and Section 9.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option or SAR shall be exercisable by the transferee only to the extent and for the periods specified in Section 8.4, 8.5, 8.6 or 8.7 hereof in the case of Options and Section 9.4, 9.5, 9.6 or 9.7 hereof in the case of SARs.

11.	RESTRICTED STOCK

11.1	Grant of Restricted Stock or Restricted Stock Units.

The Board from time to time may grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

11.2	Restrictions.

At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the “Restricted Period”) applicable to such Restricted Stock or Restricted Stock Units. Unless the Grant is being made in consideration of compensation due under another plan, or unless vesting is subject to performance, the Restricted Period will be a minimum of three years (subject to the accelerated vesting provisions of Section 16 hereof). Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board may, in its sole discretion, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board by not later than the 90th day of the period of service to which such performance objectives relate and while the outcome is substantially uncertain. Performance objectives may be stated either on an absolute or relative basis and may be based on any of the following criteria: earnings per share, total stockholder return, operating earnings, earnings before interest, taxes, depreciation and amortization (“EBITDA”), growth in assets, return on equity, return on capital, market share, stock price, net income, cash flow, sales growth (in general, by type of product and by type of customer), retained earnings, completion of acquisitions, completion of divestitures and asset sales, cost or expense reductions, introduction or conversion of product brands, achievement of specified management information systems objectives, and any combination of the foregoing performance objectives (e.g., cash flow return on capital), provided that the performance period may be no less than one (1) year. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

11.3	Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, Stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends complying with the applicable securities laws and regulations and making appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

11.4	Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Stock and the right to receive any dividends declared or paid with respect to such shares of Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

11.5	Rights of Holders of Restricted Stock Units.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the shares of Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share on the date that such dividend is paid.

11.6	Termination of Employment or Other Relationship for a Reason Other than Death, Disability or Retirement.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries, in either case other than, in the case of individuals, by reason of death, “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), or Retirement, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including, but not limited to, any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Restricted Stock Units.

11.7	Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by the Company or its Subsidiaries or while serving as a Service Provider, all Restricted Stock or Restricted Stock Units granted to such Grantee shall, if vesting is based solely on continued service, fully vest on the date of death, or if vesting is based in whole or part on performance, shall be immediately forfeited to the extent not yet vested. Upon such vesting, the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee’s estate.

11.8	Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or its Subsidiaries or a Service Provider, or service as a Service Provider, is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s then unvested Restricted Stock or Restricted Stock Units shall, if vesting is based solely on continued service, fully vest and be paid on the date of termination, or if vesting is based in whole or part on performance, shall be immediately forfeited to the extent not yet vested.

11.9	Rights in the Event of Retirement.

Unless otherwise provided by the Board, if a Grantee’s employment with the Company or its Subsidiaries is terminated by reason of Retirement, all Restricted Stock or Restricted Stock Units granted to such Grantee shall, if vesting is based solely on continued service, fully vest and be paid on the date of termination, or if vesting is based in whole or part on performance, shall be immediately forfeited to the extent not yet vested.

11.10	Delivery of Shares and Payment Therefor.

Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units or (ii) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or Restricted Stock Units, a certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

12.	UNRESTRICTED STOCK

The Board may, in its sole discretion, grant Stock (or sell Stock at par value or such other higher purchase price determined by the Board) free of restrictions other than those required under federal or state securities laws (“Unrestricted Stock”) to persons eligible to receive grants under Section 6 hereof. Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration in lieu of any cash compensation due to such Grantee, or in satisfaction of a performance share award payable in Stock and earned based on the satisfaction of one or more of the performance objectives enumerated in Section 11.2 hereof with respect to Restricted Stock and Restricted Stock Units.

13.	PARACHUTE LIMITATIONS

If the Grantee is a “disqualified individual” (as defined in Section 280G(c) of the Code), any Option, Restricted Stock, Restricted Stock Unit or SAR and any other right to receive any payment or benefit under the Plan shall not vest or become exercisable (i) to the extent that the right to vest or any other right to any payment or benefit, taking into account all other rights, payments or benefits to or for the Grantee, would cause any payment or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under any Award Agreements, the Plan, and all other rights, payments or benefits to or for the Grantee would be less than the maximum after-tax amount that could be received by the Grantee without causing the payment or benefit to be considered a Parachute Payment. In the event that, but for the provisions of this Section 13, the Grantee would be considered to have received a Parachute Payment under any Award Agreements that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate any rights, payments or benefits under any Award Agreements, the Plan, any other agreements and any benefit arrangements to be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under any Award Agreements be deemed to be a Parachute Payment. The Award Agreement, or any agreement entered into by the Grantee with the Company before or after the date of grant, may provide for different treatment of Grants than is set forth in this Section 13 in the event that the Grantee is a disqualified individual.

14.	REQUIREMENTS OF LAW

14.1	General.

The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares of Stock would constitute a violation by the Grantee, any other person exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Grantee or any other person exercising a right emanating from such

Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any Restricted Stock or shares of Stock underlying Restricted Stock Units, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares of Stock unless the Board has received evidence satisfactory to it that the Grantee or any other person exercising a right emanating from such Grant may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any such determination by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2	Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, such provision or action shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, that, any amendment that materially increases the benefits available under the Plan or which is required to be submitted for stockholder approval by applicable law, rule or regulation (including, without limitation, rules of the NYSE) shall be adopted subject to stockholder approval. Except as permitted under this Section 15 or Section 16 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

16.	EFFECT OF CHANGES IN CAPITALIZATION

16.1	Changes in Stock.

Subject to Section 16.2 hereof, in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, spin-off, split-up, share combination or other change in the corporate structure of the Company affecting the shares of Stock, (a) such adjustment shall be made in the number and class of shares which may be delivered under Section 4 hereof and the Grant limits under Section 4 hereof, and in the number and class of or price of shares subject to outstanding Grants as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of existing rights; and (b) the Board or, if another legal entity assumes the obligations of the Company hereunder, the board of directors, compensation committee or similar body of such other legal entity shall either (i) make appropriate provision for the protection of outstanding Grants by the substitution on an equitable basis of appropriate equity interests or awards similar to the Grants, provided that the substitution neither enlarges nor diminishes the value and rights under the Grants, or (ii) upon written notice to the Grantees, provide that Grants shall be exercised distributed, canceled or exchanged for value pursuant to such terms and conditions (including the waiver of any existing terms or conditions) as shall be specified in the notice. Any adjustment of an Incentive Stock Option under this Section 16.1 shall be made in such a manner so as not to constitute a “modification” within the meaning of Section 424(h)(3) of the Code. The conversion of any convertible securities of the Company shall not be treated as a change in the corporate structure of the Company affecting the shares of Stock. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the merger, reorganization or other transaction referred to in this Section 16.1.

16.2	Reorganization, Sale of Assets or Sale of Stock.

Upon the dissolution or liquidation of the Company or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning eighty percent (80%) or more of the combined voting power of all classes of securities of the Company, (i) all outstanding Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such transaction, and (ii) all Options and SARs outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of such transaction. Any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the transaction and shall be effective only immediately before the consummation of the transaction.

This Section 16.2 shall not apply to any transaction to the extent that (A) provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of the Options, SARs, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, SARs, Restricted Stock and Restricted Stock Units of new options, stock appreciation rights, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, SARs, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such transaction shall not trigger application of the provisions of this Section 16.2 and limited by any “change in control” provision in any employment agreement or Award Agreement applicable to the Grantee. Upon consummation of any such transaction, the Plan and all outstanding but unexercised Options and SARs shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options and SARs theretofore granted, or for the substitution for such Options and SARs of new options and stock appreciation rights covering the shares of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options and SARs theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

16.3	Adjustments.

Adjustments under this Section 16 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.4	No Limitations on Company.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17.	DISCLAIMER OF RIGHTS

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate thereof, or to interfere in any way with any contractual or other right or authority of the Company or Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any affiliate thereof. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement or employment agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option or SAR except to the extent such shares of Stock shall have been issued upon the exercise of the Option or SAR.

18.	NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of Stock options otherwise than under the Plan.

19.	WITHHOLDING TAXES

The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the exercise of an Option or SAR or the grant of Unrestricted Stock. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirement.

20.	CAPTIONS

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

21.	OTHER PROVISIONS

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

22.	NUMBER AND GENDER

With respect to words used in this Plan, the singular form shall include the plural form and, the masculine gender shall include the feminine gender, as the context requires.

23.	SEVERABILITY

If any provision of the Plan or any Award Agreement shall be finally determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

24.	GOVERNING LAW

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

25.	SECTION 409A

To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A of Code as a result of any provision of any Grant, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Board shall determine the nature and scope of any such amendment.

The Plan prior to its amendment and restatement herein was duly adopted and approved by the Board of Directors of the Company as of the 12th day of March, 1999 and by the stockholders of the Company on the 7th day of April, 1999. The Plan, as amended and restated herein, was approved by the Board of Directors of the Company as of the 8th day of March, 2005 and by the stockholders of the Company as of the 21st day of April, 2005. The Plan was subsequently amended by the Board of Directors of the Company on the 12th day of September, 2005, the 13th day of March, 2008, and the 26th day of February, 2013, and approved by the stockholders on the 7th day of May, 2008.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on April 30, 2013.

Vote by Internet • Go to www.investorvote.com/TREX • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1.	Election of Directors: 01 - Paul A. Brunner 02 - Michael F. Golden 03 - Richard E. Posey				+
	☐	Mark here to vote FOR all nominees

	☐	Mark here to WITHHOLD vote from all nominees
		01	02	03
	☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. ☐	☐	☐

		For	Against	Abstain		For	Against	Abstain
2.	To approve the compensation of our named executive officers.	☐	☐	☐	3.

To approve the material terms for performance-based equity awards under the Trex Company, Inc. 2005 Stock Incentive Plan to qualify such awards as performance-based compensation under Section 162(m) of the Internal Revenue Code.

						☐	☐	☐

4.	To ratify the appointment of Ernst & Young LLP as Trex Company’s independent registered public accounting firm for the 2013 fiscal year.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

The signature on this Proxy should correspond exactly with stockholder’s name as printed above. In the case of joint tenants, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executors, Administrator, Trustee or Guardian should give their full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.

The Proxy Statement and the 2012 Annual Report to Shareholders are available at:

http://investor.trex.com/phoenix.zhtml?c=86979&p=irol-proxy

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — TREX COMPANY, INC.

160 EXETER DRIVE

WINCHESTER, VIRGINIA 22603-8605

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF TREX COMPANY, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 1, 2013 AT 9:00 A.M.

The undersigned appoints James E. Cline and William R. Gupp, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Trex Company, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 1, 2013, and at any adjournment or postponement thereof, as indicated on the reverse side. The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

(Continued and to be marked, dated and signed, on the other side)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:	01 - Paul A. Brunner	02 - Michael F. Golden	03 - Richard E. Posey	+

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees
		01	02	03
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve the compensation of our named executive officers.	☐	☐	☐	3.	To approve the material terms for performance-based equity awards under the Trex Company, Inc. 2005 Stock Incentive Plan to qualify such awards as performance-based compensation under Section 162(m) of the Internal Revenue Code.	☐	☐	☐
4.	To ratify the appointment of Ernst & Young LLP as Trex Company’s independent registered public accounting firm for the 2013 fiscal year.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

The signature on this Proxy should correspond exactly with stockholder’s name as printed above. In the case of joint tenants, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executors, Administrator, Trustee or Guardian should give their full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2012 Annual Report to Shareholders are available at: http://investor.trex.com/phoenix.zhtml?c=86979&p=irol-proxy

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — TREX COMPANY, INC.

160 EXETER DRIVE

WINCHESTER, VIRGINIA 22603-8605

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF TREX COMPANY, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 1, 2013 AT 9:00 A.M.

The undersigned appoints James E. Cline and William R. Gupp, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Trex Company, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 1, 2013, and at any adjournment or postponement thereof, as indicated on the reverse side. The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

(Continued and to be marked, dated and signed, on the other side)